PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 28, 2012, AS AMENDED OCTOBER 21, 2013

FST SHARE CLASS	GOLDMAN SACHS FINANCIAL SQUARE FEDERAL FUND	GOLDMAN SACHS FINANCIAL SQUARE MONEY MARKET FUND	GOLDMAN SACHS FINANCIAL SQUARE PRIME OBLIGATIONS FUND	GOLDMAN SACHS FINANCIAL SQUARE GOVERNMENT FUND	GOLDMAN SACHS FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND
INSTITUTIONAL	FEDXX	FSMXX	FPOXX	FGTXX	FTXXX
ADMINISTRATION	FVAXX	FADXX	FBAXX	FOAXX	FEAXX
CAPITAL	GCFXX	GCKXX	GCPXX	GCGXX	GCXXX
CASH MANAGEMENT	GFCXX	GSCXX	GFOXX	GVCXX	GXCXX
CLASS B	—	—	GOBXX	—	—
CLASS C	—	—	GPCXX	—	—
PREFERED	GPFXX	GPMXX	GPPXX	GPGXX	GPTXX
PREMIER	GFPXX	GPRXX	GOPXX	GGPXX	GXPXX
RESOURCE	GFRXX	GREXX	GBRXX	GVRXX	GXRXX
SELECT	GSFXX	GSMXX	GSPXX	GSGXX	GSTXX
SERVICE	FVSXX	FSVXX	FBSXX	FOSXX	FESXX

FST SHARE CLASS	GOLDMAN SACHS FINANCIAL SQUARE TREASURY INSTRUMENTS FUND	GOLDMAN SACHS FINANCIAL SQUARE TREASURY OBLIGATIONS FUND	GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND	GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND
INSTITUTIONAL	FTIXX	FTOXX	ITCXX	ILNXX
ADMINISTRATION	FRAXX	FGAXX	IAMXX	IYAXX
CAPITAL	GCIXX	GCTXX	—	—
CASH MANAGEMENT	GICXX	GTOXX	IECXX	IENXX
PREFERED	GPIXX	GPOXX	—	—
PREMIER	GIPXX	GTPXX	—	—
RESOURCE	GIRXX	GTRXX	—	—
SELECT	GSIXX	GSOXX	—	—
SERVICE	FYSXX	FYAXX	ICSXX	IYSXX

Money Market Funds of the Goldman Sachs Trust

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes each of the above-referenced series of Goldman Sachs Trust. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Treasury Instruments Fund and the Goldman Sachs Financial Square Treasury Obligations Fund (individually, a “Fund,” and collectively the “Funds”) dated December 28, 2012 (the “Prospectuses”), as they may be amended and/or supplemented from time to time. The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number or writing to one of the addresses listed below, or from institutions (“Authorized Institutions” or “Service Organizations”) acting on behalf of their customers.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in each Fund’s 2012 Annual Report are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of each Fund’s Annual Report are incorporated herein by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co., toll free at 800-621-2550.

Goldman Sachs Financial Square FundSM is a service mark of Goldman, Sachs & Co.

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is December 28, 2012, as amended October 21, 2013.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., Investment Adviser

200 West Street

New York, New York 10282

GOLDMAN, SACHS & CO., Distributor

200 West Street

New York, New York 10282

GOLDMAN, SACHS & CO., Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.)     800-621-2550

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Financial Square Federal Fund (“Federal Fund”), Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), Goldman Sachs Financial Square Prime Obligations Fund (“Prime Obligations Fund”), Goldman Sachs Financial Square Government Fund (“Government Fund”), Goldman Sachs Financial Square Tax-Exempt California Fund (“Tax-Exempt California Fund”), Goldman Sachs Financial Square Tax-Exempt New York Fund (“Tax-Exempt New York Fund”), Goldman Sachs Financial Square Tax-Free Money Market Fund (“Tax-Free Fund”), Goldman Sachs Financial Square Treasury Instruments Fund (“Treasury Instruments Fund”) and Goldman Sachs Financial Square Treasury Obligations Fund (“Treasury Obligations Fund”). Prior to May 20, 2010, the Goldman Sachs Financial Square Tax-Exempt California Fund’s and Goldman Sachs Goldman Sachs Financial Square Tax-Exempt New York Fund’s names were “Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio” and “Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio”, respectively.

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Federal Fund, Money Market Fund, Government Fund, Tax-Free Fund, Treasury Instruments Fund and Treasury Obligations Fund currently offer nine classes of shares: FST Institutional Shares (“FST Shares”), FST Service Shares (“Service Shares”), FST Administration Shares (“Administration Shares”), FST Preferred Shares (“Preferred Shares”), FST Select Shares (“Select Shares”), FST Capital Shares (“Capital Shares”), FST Cash Management Shares (“Cash Management Shares”), FST Premier Shares (“Premier Shares”) and FST Resource Shares (“Resource Shares”). The Tax-Exempt California Fund and Tax-Exempt New York Fund currently offer four classes of shares: FST Shares, Service Shares, Administration Shares and Cash Management Shares. The Prime Obligations Fund currently offers eleven classes of shares: FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares, Resource Shares, FST Class B Shares (“Class B Shares”) (subject to the limitations described herein) and FST Class C Shares (“Class C Shares”). See “SHARES OF THE TRUST.”

The Prime Obligations Fund’s Class B Shares may not be purchased by new shareholders, except as discussed below. However, shareholders invested in Class B Shares of other Goldman Sachs Funds may exchange these Shares for Class B Shares of the Prime Obligations Fund. Shareholders invested in Class B Shares of the Prime Obligations Fund may continue to hold their Class B Shares until they convert automatically to Service Shares, as described in the Prime Obligations Fund’s Class B Shares Prospectus. Class B shareholders may also continue to reinvest dividends and capital gains into their accounts. Class B shareholders may continue to exchange their Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the Prime Obligations Fund’s Class B Shares will be rejected.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. GSAM is sometimes referred to herein as the “Investment Adviser.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. The Bank of New York Mellon (“BNYM”) serves as the custodian to the Funds.

The following information relates to and supplements the description of each Fund’s investment objective and policies contained in the Prospectuses. See the Prospectuses for a more complete description of each Fund’s investment objective and policies. Investing in the Funds entails certain risks, and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a distinct investment objective and policies. Each Fund, other than the Tax-Exempt California Fund and Tax-Exempt New York Fund, is a diversified, open-end management investment company (as defined in the Investment Company Act of 1940, as amended (the “Act”)). The Tax-Exempt California Fund and Tax-Exempt New York Fund are non-diversified open-end management investment companies, as defined in the Act. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Treasury Instruments Fund, Government Fund and Federal Fund, to the extent required by the U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 under the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty (60) days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investment suggested by its name.

To the extent described in the Prospectuses and further below, the policies of the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund to invest at least 80% of their Net Assets in the particular type of investments suggested by their respective names, and the policy of the Treasury Obligations Fund to limit its investments to U.S. Treasury Obligations and related repurchase agreements, are fundamental policies that may not be changed without shareholder approval.

U.S. Government Securities

The Federal, Money Market, Prime Obligations and Government Funds may invest in government securities, which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury Department (the “Treasury”), (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities are deemed to include (to the extent consistent with the Act): (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises; and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Treasury Obligations Fund and Treasury Instruments Fund may invest in securities issued or guaranteed by the Treasury.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Each Fund (except the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Certain Additional Information With Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about the ability of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie

Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued by the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae, which may be among the U.S. Government Securities held by the Funds that are permitted to make such investments.

Treasury Inflation-Protected Securities. Each Fund (except the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund) may invest in Treasury inflation-protected securities (“TIPS”), which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Custodial Receipts

Each Fund (except the Treasury Obligations Fund, Treasury Instruments Fund, Government Fund and Federal Fund) may also acquire U.S. Government Securities, municipal obligations or other debt instruments in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities, municipal obligations or other debt instruments. Such securities are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts involving U.S. Government Securities are not considered U.S.

government securities for purposes of certain securities laws, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

Each Fund (except the Government Fund, Federal Fund, Treasury Obligations Fund and Treasury Instruments Fund) may invest in commercial paper, which may include variable rate demand obligations and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar-denominated obligations of domestic or, in the case of the Money Market Fund, foreign issuers. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund may invest only in tax-exempt commercial paper. Bank obligations in which the Prime Obligations Fund and Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC to the extent of $250,000 per depositor per bank.

The Money Market Fund will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. As a result, the Fund may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The Prime Obligations Fund and Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the Money Market Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements

Each Fund (except the Tax-Exempt California Fund, Tax-Exempt New York Fund, Treasury Instruments Fund and Tax-Free Fund) may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is similar to a collateralized loan, but involves an arrangement under which the purchaser (i.e., the Fund) purchases securities subject to the seller’s agreement, at the time of sale, to repurchase the securities at a specified time and price. For certain of the Funds, these securities may include securities that could not be held by a Fund without the seller’s repurchase commitment. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper, corporate bonds, mortgage loans, auction rate securities and equity securities) may be subject to special risks and may not have the benefit of certain protections in the event of a counterparty’s insolvency. The Federal Fund may, but presently does not intend to, invest in repurchase agreements. Custody of the securities will be maintained by the Fund’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate, if any, on the securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.

For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Each Fund may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 5% of the total assets of that Fund (measured using the amortized cost method of valuation) would be invested in such investments and other securities which are not readily marketable. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, pursuant to exemptive relief granted by the SEC, each Fund (except the Tax-Exempt California Fund, Tax-Exempt New York Fund, Treasury Instruments Fund and Tax-Free Fund), together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

The Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The Prime Obligations Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the U.S. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers.

The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.

Investing in Europe. While the Money Market Fund may invest only in U.S. dollar-denominated obligations, the prices of certain of the Money Market Fund’s holdings may nevertheless be sensitive to changes in value of the euro and the underlying events that affect its value. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Money Market Fund has invested in.

Asset-Backed and Receivables-Backed Securities

The Prime Obligations Fund and Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Fund’s investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund’s other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed. This SAI may be amended or supplemented as necessary to reflect the intention of the Prime Obligations Fund and Money Market Fund to invest in asset-backed securities with characteristics that are materially different from the securities described above. However, a Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “TAXATION” below.

As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile ReceivablesSM (“CARS”) and interests in pools of credit card receivables. CARS represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations Fund and Money Market Fund to dispose of any then existing holdings of such securities.

To the extent consistent with its investment objectives and policies, each of the Prime Obligations Fund and Money Market Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Fund’s average dollar weighted maturity, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate cash or liquid assets having a value at least equal to the amount of the Fund’s purchase commitments. Alternatively, a Fund may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Rate Demand Obligations

Each Fund (except the Treasury Obligations Fund and Treasury Instruments Fund) may purchase variable rate demand obligations. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable rate demand obligations are not generally transferable and are not ordinarily rated. A Fund may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Fund may invest.

Variable Rate and Floating Rate Obligations

The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Each Fund (except the Treasury Obligations Fund, Treasury Instruments Fund, Government Fund and Federal Fund) may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee, or the credit enhancement issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to the Fund; (iii) to maintain the respective quality standards of the Fund’s investment portfolio; or (iv) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Fund, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Fund may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund’s quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Fund.

As stated in the Prospectuses, the Funds may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Funds will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Funds’ investments in such instruments will be subject to the limitation on illiquid investments.

Each Fund (except the Treasury Obligations Fund, Treasury Instruments Fund, Government Fund and Federal Fund) may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. However, a Fund will not invest more than 5% of the value of its total assets (measured at the time of purchase, using the amortized cost method of valuation) in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and certain restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Other Investment Companies

Each Fund (except the Federal, Treasury Investments and Treasury Obligations Funds) may invest in securities of other investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as that Fund. Additionally, to the extent that any Fund serves as an “underlying fund” to another Goldman Sachs Fund, that Fund may invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.

Municipal Obligations

Each Fund (except the Federal, Government, Treasury Investments and Treasury Obligations Funds) may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. Two principal classifications of municipal obligations are “notes” and “bonds.” The Prime Obligations Fund and Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to those of other taxable investments.

Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds that invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Funds, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“MCATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

In purchasing municipal obligations, the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund rely on opinions of bond counsel as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Funds do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Fund that may invest in municipal obligations may also invest in private activity bonds. The Tax-Exempt New York Fund, Tax-Exempt California Fund and Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the Tax-Exempt New York Fund, Tax-Exempt California Fund and the Tax-Free Fund under normal market conditions. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds that the Funds may purchase are limited to short-term serial bonds—those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to a Fund’s commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time.

The Funds that invest in municipal obligations may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

The Funds that invest in municipal obligations may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity and the average portfolio life of a Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund’s credit quality requirements, to be inadequate.

Although the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

A Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of investment restrictions of the Funds, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations that were not publicly offered initially.

Municipal obligations purchased for a Fund may be subject to the Fund’s policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Fund’s investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Special Risk Considerations Relating to California Municipal Obligations

The Tax-Exempt California Fund, Tax-Exempt New York Fund, Prime Obligations Fund, Money Market Fund and Tax-Free Fund may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and such instruments are consequently affected by political and economic developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on publicly information available from State authorities and other sources available prior to December 4, 2012, and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

Introduction and Overview

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and occasional cash shortfalls. The State’s financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the State’s General Fund at the end of the 2012-2013 fiscal year.

The economic downturn of the last few years adversely affected the State’s budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. The prospects for the California economy are improving.

The State manages its cash flow requirements during the fiscal year primarily with a combination of both internal and external borrowing by the General Fund from over 700 special funds. The General Fund has typically ended each fiscal year with a net borrowing from these special funds. As of June 30, 2012, the General Fund owed roughly $9.6 billion to these special funds and other State funds from internal borrowing for cash management purposes (compared to almost $8.2 billion at June 30, 2011 and $9.9 billion at June 30, 2010).

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the recent economic recession will not further materially adversely affect the financial condition of the State. Even if there are no further revenue declines, the Department of Finance has projected that multibillion dollar budget gaps will occur annually through at least fiscal year 2015-2016 without further corrective actions.

Economic Factors

California’s economy is the largest among the 50 states and one of the largest and most diverse in the world. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on both the State and national economies. The State, like the rest of the nation, experienced an economic recession which is believed to have ended at some point in the second half of 2009. Certain economic indicators show that California’s economy was hit harder by the recession than the economies of most other states. However, there are some signs that economic growth in California has gradually improved recently. For example, personal income increased for the tenth consecutive quarter in the first quarter of 2012. After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and continued to improve through the first quarter of 2012. The State unemployment rate reached 12.4% in late 2010. Although the State’s unemployment rate fell to 10.8% in May 2012, the rate still remained high in comparison to the national unemployment rate of 8.2% that same month.

Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized). During the first five months of 2012, the median sales price rose by 1.6% from the same months of 2011, bringing the median price of these homes to approximately $300,000 (but still below the State median price of $526,000 in 2005). New residential construction measured by permits issued had fallen almost 90% in 2009 from its peak in 2004, and nonresidential construction in 2009 was valued at about one quarter of the peak valuation in 2008. California issued 47,000 residential building permits in 2011 as compared to the 209,000 permits issued in 2005.

Made-in-California exports grew by 19% in 2010 and 11.3% in 2011, led by strong growth in computer and electronic products. Compared to a year earlier, Made-in-California exports grew 6.4% in the first quarter of 2012.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by special referendum in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any special tax (i.e,. a tax devoted to a specific purpose).

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, enacted by special referendum in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters (e.g., general obligation bonds), (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues during recent recessionary periods, few governments have been operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for up to four years.

Proposition 98 changed State funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K-14 education a minimum level of funding. Proposition 98 (as modified by Proposition 111) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus 0.5% is less than the percentage growth in State per capita personal income (“Test 3”).

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Debt Obligations of California and State Agencies

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies.

Current State debt obligations include:

General Obligation Bonds. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund, and all debt service on general obligation bonds is paid from the General Fund. As of September 1, 2012, the State had outstanding approximately $79.1 billion aggregate principal amount of long-term general obligation bonds, of which approximately $72.6 billion were payable primarily from the State’s General Fund, and approximately $6.6 billion were “self-liquidating” bonds payable first from other special revenue funds. As of September 1, 2012, there were unused voter authorizations for the future issuance of approximately $34.4 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion is for general obligation bonds payable first from other revenue sources.

A ballot measure is scheduled to be submitted to the voters at the statewide election in November 2014 (rescheduled from 2012) to approve the issuance of approximately $11.1 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, drought relief, and groundwater protection. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds. The State can issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.

Economic Recovery Bonds (“ERBs”). The California Economic Recovery Bond Act (“Proposition 57”), approved by the voters on March 2, 2004, authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to July 1, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales: in May and June 2004 and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by the recent recession and in 2011 for debt servicing savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. As of July 1, 2012, funds from these sources have been used for early retirement of approximately $5.0 billion of bonds during fiscal years 2005-2006 through 2011-2012, including approximately $1.5 billion which was transferred from the BSA in fiscal year 2006-2007 and fiscal year 2007-2008. As of July 1, 2012, a total of approximately $8.2 billion of ERBs has been retired, leaving a principal balance of approximately $5.8 billion. The State retired approximately $16.2 million of additional ERBs on August 20, 2012 and approximately $438.6 million of additional ERBs on August 24, 2012 from excess sales tax revenues received through July 1, 2012.

The Governor suspended the BSA transfers in each of the fiscal years 2008-2009 through 2012-2013 due to the condition of the General Fund.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allowed municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the U.S. Treasury by any liability of the State payable to the federal government. As of July 1, 2012, the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Starting in April 2009 and through December 2010, the State issued a significant amount of BABs, including approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The BABs program expired on December 31, 2010. Although federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), none has been enacted into law.

Commercial Paper Program. Voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to approximately $1.6 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future.

Lease-Purchase Obligations. The State builds and acquires capital facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $11.3 billion General Fund-supported lease-purchase obligations outstanding as of September 1, 2012. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $7.8 billion authorized and unissued as of September 1, 2012.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2012.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs including each fiscal year from 2004-2005 to 2012-2013. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to certain other payments. The State issued $6.4 billion of RANs in fiscal year 2011-2012 as part of its cash management program, including $1.0 billion on February 22, 2012, which were repaid on June 28, 2012.

State Finances

The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. Significant elements of State expenditures include education (both K-12 and higher education), health and human services, correctional programs, transportation and debt service.

The moneys of the State are segregated into the General Fund and over 1,000 other funds, including special funds and bond funds. The General Fund consists of revenues received by the State Treasury that are not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of California. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The following is a summary of the State’s major revenue sources:

Personal Income Tax. The California personal income tax, closely modeled after the federal income tax laws, is imposed on net taxable income (gross income less exclusions and deductions). In addition, a 1% surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. In addition, taxpayers may be subject to a state alternative minimum tax (“AMT”), similar to the federal AMT. Taxes on capital gains realizations, which may be linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8% of General Fund revenues and transfers in fiscal year 2000-2001, while the 2012 Budget Act projects that capital gains will account for 5.4% of General Fund revenues and transfers in fiscal year 2011-2012 and 7.2% in fiscal year 2012-2013.

Sales and Use Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Proposition 1A, added by special referendum in November 2004, amended the State’s Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Corporation Tax. The State’s corporate tax revenue is derived from franchise tax, corporate income tax, assessed fees on limited liability companies, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Subchapter S corporations.

Insurance Tax. The majority of insurance written in the State, subject to certain exceptions, is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

Estate Tax; Other Taxes. The State estate tax is based on the State death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. The federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended the elimination of the state estate tax credit, which had been in effect since 2005. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State Budget Process

The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is normally the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a majority vote of each house of the State legislature, and, as enacted, must be in balance.

The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State’s Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

On November 2, 2010, voters approved Proposition 25, an initiative measure amending the State’s Constitution to provide that the Budget Act, which is required by the Constitution to be in balance, must now be approved by a majority (as opposed to two-thirds) vote of each House of the Legislature. However, Proposition 25 did not lower the vote required to raise taxes, which remains at two-thirds in each house of the Legislature.

The Balanced Budget Amendment (“Proposition 58”) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if after passage of the Budget Act the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to a special session to address this proposal. If the legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies from 2008 through 2011 and called the Legislature into various special sessions to address budget shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State’s taxes, have restricted the use of the State’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services) and Proposition 22 (prohibiting any future borrowing by the State from local government funds).

State Budget for the 2012-2013 and 2013-2014 Fiscal Years

The 2012-2013 Governor’s Budget (“Governor’s Budget”), released on January 5, 2012, projected that the 2011-2012 fiscal year would end with an $1.7 billion deficit, compared to a positive $543 million reserve estimated at the time of the 2011 Budget Act. For the combined two-year period of fiscal years 2011-2012 and 2012-2013, the Governor’s Budget projected a budget gap of about $9.2 billion which had to be addressed, and which would leave a budget reserve at June 30, 2013 of about $1.1 billion.

The Governor’s Budget proposed a combined total of $10.3 billion of budget solutions for fiscal years 2011-2012 and 2012-2013. The solutions consisted of $4.2 billion of expenditure reductions (approximately 41.0% of the total solutions), $4.7 billion of revenue solutions (approximately 45% of the total solutions), and $1.4 billion of other solutions (approximately 14% of the total solutions).

On May 14, 2012, the Governor released the May Revision to the 2012-2013 Budget. At that time, the Governor estimated that the remaining budget gap to be closed had increased from $9.2 billion to $15.7 billion, plus a target for a $1 billion reserve at the end of the 2012-2013 fiscal year, so that $16.7 billion in budget solutions had to be enacted. The increase in the projected budget gap mainly resulted from lower revenue projections and an increase in the State’s Proposition 98 minimum guarantee for schools and community colleges in fiscal year 2012-2013. Accordingly, the 2012 May Revision included additional expenditure reductions and other budget-balancing actions.

The 2012-2013 Budget Act, enacted on June 25, 2012, projected that the state would end fiscal year 2012-2013 with a $948 million General Fund reserve. General Fund revenues and transfers for fiscal year 2012-2013 were projected at $95.9 billion, an increase of $9.1 billion compared with fiscal year 2011-2012. General Fund expenditures for fiscal year 2012-2013 were projected at $91.3 billion – an increase of $4.3 billion compared to the prior year. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by approximately $129 million. The 2012 Budget Act also includes special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

To achieve the proposed revenue solutions, the Governor sponsored an initiative measure and collected enough signatures to place Proposition 30 on the November 2012 election ballot (the “Governor’s Initiative”). The Governor’s Initiative was approved by the voters on November 6, 2012. Proposition 30 places into the State Constitution the current statutory provisions transferring 1.0625% of State sales taxes to local governments to fund the “realignment” program for many services. The second part of this Proposition provides for temporary increases in personal income tax rates for high-income taxpayers for seven years and a temporary increase in the State sales tax rate for four years, and specifies that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. The Governor’s Initiative is projected to raise total revenues by an estimated $8.5 billion, but would only provide $5.6 billion of additional General Fund resources since Proposition 98 would require additional funds to K-14 schools and colleges.

The deterioration of the State’s fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and a Fund’s net asset value, will experience greater volatility. Between July and January 2010, three major rating organizations downgraded California’s general obligation bond rating. In April 2010, two of those three rating organizations raised the State’s general obligation bond rating, although these upward revisions reflected a recalibration of certain public finance ratings and did not reflect a change in credit quality of the issue or issuer. Further downgrades of California’s general obligation bond rating could result in a reduction in the market value of the California municipal securities held by a Fund, which could negatively impact a Fund’s net asset value and/or the distributions paid by a Fund.

Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and these must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the United States, and there can be no assurance that the estimates will be achieved. Furthermore, if the State’s economy weakens, its budget deficit may grow.

Deferred Obligations

In addition to the bonds and other obligations described in the preceding paragraphs, the State has engaged in budgetary actions which create pressures or repayment obligations from the General Fund in future years. Over a number of years, the State has adopted budget solutions for one fiscal year by deferring certain required payments (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the state pension fund) from one fiscal year into the next year; these deferrals end up having to be repeated year after year. In addition, the General Fund is obligated for repayment of deficit bonds (ERBs), certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. (In some cases, the Legislature has the ability to modify, further extend the timing of or even cancel the repayment of some of these obligations.)

As of the 2012 Budget Act, in addition to the Proposition 98 budgetary deferrals and settle-up payments referred to above, the General Fund is obligated to repay school and community college districts for past underfunding which is permitted under Proposition 98 (“maintenance factor”). The Department of Finance estimates that the total outstanding balances at the end of the 2011-2012 fiscal year for the Proposition 98 maintenance factor is $10.6 billion. The outstanding balance projected at the end of the 2012-2013 fiscal year will be $8.1 billion. The Proposition 98 maintenance factor payments will be repaid pursuant to the constitutional repayment formula in future years when State revenue increases.

Future Deficits

Because many of the actions taken in the Governor’s Budget were either one-time actions, involve loans which have to be repaid or are based on temporary revenue increases (such as the receipt of federal stimulus funds), budget gaps of several billions of dollars per year are expected to recur in subsequent years. The financial condition of the State is subject to a number of other risks in the future, including particularly potential significant increases in required State contributions to the Public Employees’ Retirement System, increased financial obligations related to certain post-employment benefits to State employees and their families and increased debt service. Under current projections, the structural deficit has been reduced from as high as $21.5 billion projected in January 2011 to less than $5 billion annually.

Cash Flow Requirements; Reserves

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds (as directed by the Governor), and external borrowing in the form of RANs, which fund annual cash flow requirements and are repaid within the same fiscal year, and RAWs, which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s ongoing revenue shortfalls and budget deficits place severe pressure on the State’s cash resources and require a significant amount of short-term cash flow borrowing.

The Special Fund for Economic Uncertainties (“SFEU”) is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts from the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The BSA was established by Proposition 58 (approved in 2004) to set aside funds to cover budget shortfalls. On May 31, 2012, the Governor issued an Executive Order to suspend a September 30, 2012 transfer from the General Fund to the BSA estimated at $2.9 billion based on the 2012 Budget Act. This transfer suspension was necessary to alleviate the need for additional program cuts. The Governor had also suspended the General Fund transfer to the BSA for fiscal years 2011-2012. In addition, the previous Governor had suspended the General Fund transfer to the BSA for fiscal years 2008-2009 through 2010-2011. There is currently no money in the BSA.

Bond Ratings

As of December 4, 2012, California’s outstanding general obligation bonds have long-term credit ratings of “A-” from Standard & Poor’s Rating Group (“Standard & Poor’s”), “A1” from Moody’s Investors Service (“Moody’s”) and “A-” from Fitch, Inc. (“Fitch”). California has always paid when due the principal and interest on all its debts, including general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including RANs and RAWs.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements and other public disclosures) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,102 in Alpine County to approximately 9.9 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained by Proposition 13, which added Article XIIIA to the State Constitution. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. To the extent the State is constrained by its Article XIIIB appropriations limit, its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

California Long Term Lease Obligations. Based on a series of State court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the U.S. Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which confirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and Standard & Poor’s suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis. The State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls. However, in late-December 2011, the State Supreme Court upheld the validity of legislation enacted earlier in 2011 that eliminates redevelopment agencies in the State as of February 1, 2012. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in a Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

On August 2, 2011, President Barack Obama signed the Budget Control Act of 2011 (“BCA”), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the BCA’s impact on the State cannot be made. However, since the State currently receives a significant amount each year in federal funds, some impact is expected.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in a Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Risk Considerations Relating to New York Municipal Obligations

The Tax-Exempt California Fund, Tax-Exempt New York Fund, Prime Obligations Fund, Money Market Fund and Tax-Free Fund may invest in municipal obligations of the State of New York (“New York” or, as used in this section, the “State”), its public authorities and local governments (“New York Municipal Obligations”). Some of the significant financial considerations relating to investments in New York municipal obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of New York that could, in turn, adversely affect a Fund’s investments in New York municipal obligations. This information is based on the Annual Information Statement of the State of New York (“AIS”), as updated and supplemented from time to time, and other public sources available prior to December 10, 2012. The accuracy and completeness of the information contained in those sources have not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of New York to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York.

During the recent recession, New York experienced a significant economic downturn. While some signs of improvement have appeared, recovery, if any, may be slow as the State continues to face significant fiscal challenges including a high unemployment rate and significant underfunding of the State’s pension systems. Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could significantly hurt the State and its finances and, therefore, its municipal securities. Moreover, the level of public debt in the State continues to rise, which may hurt long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the State has faced fiscal stress in recent years.

There can be no assurances that the State will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession will not have a materially adverse impact on the State’s financial condition. Any deterioration of the State’s financial condition may harm the value of the securities issued by the State and its municipalities, which may reduce the performance of a Fund. Recent events, such as the impact of Hurricane Sandy, may have also negative consequences for the State’s economic and fiscal environment.

Introduction and Overview

The State of New York’s fiscal year begins on April 1 and ends on March 31. The most recently published AIS was dated May 11, 2012 and an update to the AIS was published on August 10, 2012. The information for the State comes from the Department of Budget (“DOB”). The AIS is available at http://www.budget.ny.gov/investor/ais/ais_fdp.html.

The State completed action on the 2012-2013 budget in early April 2012. In accordance with State law, DOB issued the “Enacted Budget Financial Plan” in April 2012, which reflected the impact of the 2012-2013 budget on the multi-year operating forecast. Based on preliminary, unaudited results, the State ended 2011-2012 in balance on a cash basis in the General Fund. General Fund tax receipts exceeded projections by approximately $150 million. Receipts, including transfers from other funds, totaled $56.9 billion. Tax receipts fell $314 million below projections. General Fund disbursements, including transfers to other funds, totaled $56.5 billion. The General Fund had a closing balance of $1.79 billion.

The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State’s four major fund types (collectively, “All Funds”) include:

•	General Fund, which receives most of the State’s tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

•	Special Revenue Funds, which receive federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

•	Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

•	Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

The economic downturn has had a severe impact on State finances. Actual receipts have been slow to recover, while fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. In 2008-2009 and 2009-2010, the State was required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during the fiscal year to provide liquidity, the State managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

The Governor’s Executive Budget proposed measures (the “gap-closing plan”) to eliminate the projected General Fund budget gap of $3.5 billion in 2012-2013, and to reduce the future projected budget gaps to $715 million in 2013-2014, $3.0 billion in 2014-2015 and $3.7 billion in 2015-2016. DOB estimates that the gap-closing plan eliminates the General Fund budget gap of $3.5 billion in 2012-2013 and reduces the budget gap to $950 million in 2013-2014.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s Financial Plan (explained under “State Budget”) is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from current forecasts.

State Economy

New York State’s economic recovery continues to exceed expectations. The downstate economy has been buttressed by the continued improvement of the financial sector, while the State’s tourism and export industries are enjoying the benefits of a weak dollar. Total State employment growth of 1.1% is projected for 2012, with private sector employment growth expected to be 1.5%. Wage growth of 3.1% is projected for 2012.

New York is the third most populous state in the United States and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for less than 10% of all nonagricultural jobs in the State, it represents more than 20% of total wages.

The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for more than 40% nonagricultural jobs in New York and, except for leisure and hospitality, each accounts for a higher proportion of total State employment than for the U.S. federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly 50% of the total State and local government workforce.

Changes in the U.S. economy as a whole will also affect the State economy, although as one of the major U.S. financial centers, financial market uncertainty poses a particularly large degree of risk for New York. The full extent of the losses associated with troubled assets and other financial sector problems remains to be seen. Another recession could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected. Further losses and asset write-downs could result in more turbulence in the financial sector, which would have a disproportionate impact on the State economy relative to the U.S. economy as a whole. In contrast, should the U.S. and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

State Budget Process

The Executive Budget is the Governor’s constitutionally mandated annual submission to the Legislature (generally in January), which contains his recommended program for the forthcoming fiscal year that begins on April 1. It projects disbursements and expenditures needed to carry out the Governor’s recommended programs and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan, which is adjusted after the Legislature acts on the Governor’s submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis. The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB and is updated, as necessary, during the fiscal year.

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the federal government or the State, obligations of certain federal agencies that are not guaranteed by the federal government, certain general obligations of other states, direct obligations of the State’s municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers’ acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the federal government as to which the payment of principal and interest is guaranteed by the federal government.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

State Budgets for the 2012-2013 and 2013-2014 Fiscal Years

In early April 2012, the State enacted the budget for the current fiscal year, which began on April 1, 2012 and ends on March 31, 2013. Before enactment of the 2012-2013 budget, the State faced a projected current-services budget gap of $3.5 billion for fiscal year 2012-2013. Over the four-year Financial Plan period (2012-2016 through 2015-2016), the current-service budget gaps totaled an estimated $8.5 billion. The enacted budget includes savings of $2 billion in savings, including $1.3 billion from state agency operations and $777 million in savings in local assistance.

DOB estimates that the Updated Financial Plan for 2012-2013 is balanced on a budgetary (cash) basis of accounting. The budget gap for 2013-2014 is projected at $950 million, an increase of $235 million from the projected gap before enactment of the budget. The gaps for future years total $3.4 billion in 2014-2015 and $4.1billion in 2015-2016.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or “All Funds”), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. In recent years, the State has financed 35-40% of its operations outside of the General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act (“HCRA”) and the creation of the school tax relief fund (“STAR”) real estate tax program that is funded by directing personal income tax receipts to a special revenue fund. The State has also seen growth in the portion of transportation-related revenues transferred from the General Fund to two dedicated funds in the special revenue and capital projects fund types to support the capital programs for transportation.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB.

New York’s economic recovery continued in 2011-2012, but has been buffeted by double digit declines in financial sector bonus payments during the most recent bonus season, and a slowdown in taxable spending late in 2011-2012, likely due to mild weather and high gas prices. The combination of the personal income tax reform enacted in December 2011 and trend economic growth are expected to yield a third consecutive year of receipts growth in 2012-2013. After inching up 2.9% in 2010-2011, base receipts adjusted for tax law changes grew by 7.4% in 2011-2012 and are expected to increase by 6.2% in 2012-2013. Corporate profits are expected to record a fourth consecutive year of growth in calendar year 2012, but growth will be at a lower trend rate when compared to the robust growth rates of recent years. Personal income tax liability growth is expected to slow somewhat in tax year 2012. Although the December 2011 tax law changes are expected to generate more revenue than 2008 permanent law, they will generate less annual revenue than the high income surcharge in effect in tax year 2011. Double digit declines in financial sector bonus payments during the first quarter of 2012 will also contribute to the slowdown in liability growth. After accounting for law changes, consumer and business spending on taxable goods and services rose for the second consecutive year in 2011-2012, growing 6.7%, and is estimated to rise 4% in 2012-2013.

Over the multi-year Financial Plan, General Fund spending is expected to increase by an average annual rate of 4.2% and by 3.5% with respect to State Operating Funds. For both the General Fund and State Operating Funds, spending growth is driven by Medicaid, education, pension costs, employee and retiree health benefits, and child welfare programs. The projections reflect spending at the capped growth rates for Medicaid and School Aid, and contemplate the effect of national health care reform on State health care costs. The projections do not reflect any potential impact of automatic spending reductions that would be triggered if changes are implemented by the Federal government as part of its deficit reduction plan.

The State’s share of Medicaid is financed with a combination of General Fund and HCRA resources, as well as a share required by local governments. Medicaid growth over the plan period is affected by estimates of increasing Medicaid enrollment, rising costs of provider health care services, and higher levels of utilization, as well as the expiration of the temporarily enhanced levels of federal aid. The number of Medicaid recipients is expected to exceed 5.1 million at the end of 2012-2013, an increase of 2.4% from the 2011-2012 caseload. State spending for Medicaid is expected to result in an increase of State-share spending of nearly $1 billion from 2011-2012 to 2012-2013. Overall Medicaid growth results, in part, from the combination of projected increases in service utilization, and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. The Updated Financial Plan spending projections summarize the annual growth in current-services spending and the impact of the 2012-2013 Enacted Budget on the State’s major areas of spending. Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, State Operating Funds, Capital Projects Funds, and Federal Operating Funds, thus providing the most comprehensive view of the financial operations of the State. All Funds receipts for 2011-2012 totaled $132.7 billion, a decrease of $577 million over 2010-2011 results. Base growth in tax receipts of 6.2% is estimated for 2012-2013, after adjusting for law changes, and is projected to be 5.6% in 2013-2014. These projected increases in overall base growth in tax receipts are dependent on many factors, including: continued growth in a broad range of economic activities; improving profitability and compensation gains, particularly among financial services companies; recovery in the overall real estate market, particularly the residential market; and increases in consumer spending as a result of wage and employment gains.

Total disbursements for 2011-2012 are projected at $95 billion, including $88.9 billion out of State Operating Funds. Through June 2012, General Fund receipts, including transfers from other funds, totaled $14.3 billion, $700 million below the estimate in the Enacted Budget. General Fund disbursements, including transfers to other funds, totaled $14.3 billion through June 2012, a decrease of approximately $700 million from projected forecasts. The lower spending compared to the forecast was due mainly to the timing of several large payments originally anticipated to be made in June 2012 but not expected to occur later in 2012-2013. After adjusting for these timing-related variances, disbursements appear to be generally consistent with prior forecasts through the first quarter of 2012-2013.

Future Deficits

In the General Fund, the projected budget gaps total approximately $950 million in 2013-2014, $3.4 billion in 2014-2015 and $3.1 billion in 2015-2016. The net operating deficits in State Operating Funds are projected at $495 million in 2013-2014, $2.8 billion in 2014-2015 and $3.6 billion in 2015-2016. The imbalances projected for the General Fund and State Operating Funds in future years tend to be very similar. This is because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid for by the General Fund.

General Fund receipts are projected to grow at an average annual rate of 4.4% through 2013-2014. Overall, State tax receipts are expected to grow at an average annual rate of approximately 3.5% over the multi-year Financial Plan. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2012. Receipts growth is affected by the tax changes approved in the Enacted Budget, as well as, in prior fiscal years, and tax compliance and anti-fraud efforts. These factors are expected to continue to enhance receipt growth through 2013-2014.

Over the multi-year Financial Plan, General Fund disbursements are projected to increase at an average annual rate of approximately 4.2%; State Operating Funds disbursements, which capture activity in State special revenue funds and debt service funds, as well as the General Fund, are projected to increase at 2.0% annually. By comparison, State tax receipts over the plan period are projected to grow at 4.5% annually, consistent with DOB’s economic forecast for the recession and recovery.

Cash Reserves

The General Fund is authorized to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds, as well as relatively small amounts of other money belonging to the State. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money). The available balances on hand in STIP have declined compared to recent years. DOB will continue to monitor and manage the State’s liquidity position during the fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax (“PIT”) bonds, continues to be set aside as required by law and bond covenants.

Debt Obligations of New York and State Agencies

“State-related debt” consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt to which the full faith and credit of the State has been pledged, moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. “State-supported debt” is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State PIT Revenue Bonds. At the end of the 2011-2012 fiscal year, total State-related debt outstanding was $56.8 billion. Debt measures continue to remain stable with debt outstanding as a percentage of personal income at 5.7%.

Limitations on State-Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term (i.e., for more than one year) general obligation borrowing unless the borrowing is authorized in a definite amount for a specific purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. Under State law, the use of debt is limited to capital works and purposes only, with a maximum term of 30 years. New State-supported debt service costs were limited to 0.75% of total governmental funds receipts in 2000-2001 and this limit will gradually increase until it is fully phased in at 5% in the 2013-2014 fiscal year. The aggregate bond caps have increased by $2.7 billion in fiscal year 2012-2013.

Limitations on the issuance of State-supported debt and debt service costs must be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for permitted new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total outstanding State-supported debt.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was dated November 14, 2011. The State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2011 at 3.49% of personal income and debt service on such debt at 2.34% of total governmental receipts, compared to the caps of 4.00 and 4.32%, respectively. Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available room under the cap, in regards to debt outstanding is expected to decline from$3.6 billion in 2011-2012 to $602 million in 2013-2014.

General Obligation Bonds. General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2012, the total amount of general obligation debt outstanding was $3.5 billion.

Short-Term Borrowings. Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created the Local Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Dormitory Authority of the State of New York, the New York State Environmental Facilities Corporation, the Housing Finance Agency, the New York State Thruway Authority and the Urban Development Corporation (collectively, the “Authorized Issuers”). The legislation provides that 25% of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. In the event that: (i) the Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds; or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the fund equal the greater of 25% of annual PIT receipts or $6 billion.

State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2012, approximately $23 billion of State PIT Revenue Bonds were outstanding. The State expects to continue to use State PIT Revenue Bonds as the financing vehicle for the vast majority of new bond-financed spending for non-transportation programs. Bond-financed spending is projected to decline by $106 million.

Interest Rate Exchange Agreements. As of March 31, 2012, the State’s authorized issuers have a notional amount of $2.1 billion in interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.9% of total debt outstanding.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.1 billion as of March 31, 2012, a 65% reduction. Over this four-year period, the State has terminated $3.8 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

Net Variable Rate Obligations. As of March 31, 2012 the State had about $2.4 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap. The net variable rate exposure subject to the cap is $356 million, or 0.7% of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.3 billion. In addition to the variable rate obligations described above, the State has $259 million convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2013, at which time the State can convert them to either a fixed rate or continue them in a variable rate mode. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

Other Financing Arrangements. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the United States, and there can be no assurance that the estimates will be achieved.

State Finances

Personal Income Tax. Personal income taxes are imposed on the New York source income of individuals, estates and trusts. Personal income taxes are projected to account for roughly 61% of estimated All Funds tax receipts during the State’s 2012-2013 fiscal year. The State tax adheres closely to the definitions of adjusted gross income and itemized deductions used for federal personal income tax purposes, with certain modifications. Receipts from this tax are sensitive to changes in economic conditions in the State.

Sales and Use Tax. Use taxes and fees consist of several taxes on consumption, the largest of which is the State sales and compensating use tax. The sales and use tax is imposed, in general, on the receipts from the sale of all tangible personal property. Certain charges for meals, admissions, hotel and motel occupancy and dues are also subject to the tax. The current State sales tax rate is 4.0%, of which 3.0% is deposited in the General Fund and 1.0% is deposited in the Local Government Assistance Tax Fund to meet debt service obligations. Receipts in excess of debt service requirements are transferred to the General Fund. Although there are numerous exemptions, the most significant are: food; clothing and footwear costing less than $110; drugs; medicine and medical supplies; residential energy; capital improvements and installation charges; machinery and equipment used in manufacturing; trade-in allowances; and goods sold to federal, state or local governments.

Business Taxes. Business taxes include a general business corporation franchise tax as well as specialized franchise taxes on banks, insurance companies, certain transportation and transmission companies, and a cents-per-gallon-based levy on businesses engaged in the sale or importation for sale of various petroleum products. The corporation franchise tax is the largest of the business taxes, and the State’s third largest source of revenue. It is imposed on all domestic general business corporations and foreign general business corporations which do business or conduct certain other activities in the State. The tax is imposed, generally, at a rate of 7.1% of taxable income allocated to New York. Taxable income is defined as federal taxable income with certain modifications.

Other Taxes. Other tax revenues include taxes on legalized gambling, the estate tax, taxes on real estate transfers, certain other minor taxes and residual receipts following the repeal of the real property gains tax and the gift tax.

Bond Ratings

As of December 10, 2012, the long-term debt ratings for the State’s general obligation bonds is “AA” from Standard & Poor’s, “AA” from Fitch and “Aa2” from Moody’s. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.

Legal Proceedings

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements and other public disclosures) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources.

State Authorities

The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities

New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The City regularly produces Official Statements in connection with the issuance of its bonds and notes. Copies of these are required to be filed with and are available from the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access system. Reference is made to such Official Statements for information about the City. The information about the City noted herein is only a limited summary and is necessarily incomplete.

In response to the City’s fiscal crisis in 1975, the State established the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. The Control Board is required to impose a “control period” (a time during which the City is subject to certain statutorily-prescribed fiscal controls) upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The City’s most recently completed fiscal year began on July 1, 2011 and ended on June 30, 2012. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. As of December 10, 2012, the City’s long-term general obligation bond debt is rated “AA” by Standard & Poor’s, “Aa2” by Moody’s and “AA” by Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.

Currently, the City and certain of its “Covered Organizations” (organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as Hurricane Sandy and the September 11, 2001 attack on the World Trade Center) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

The City is heavily dependent on State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief and the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

Other Localities. Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2012-2013 fiscal year or thereafter.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Temporary Taxable Investments for Certain Funds

The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund may temporarily invest in the taxable money market instruments described in the foregoing sections. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective of providing income except from federal and/or applicable State income taxes.

Standby Commitments

In order to enhance the liquidity, stability or quality of municipal obligations, the Tax-Exempt California Fund, Tax-Exempt New York Fund, Prime Obligations Fund, Money Market Fund and Tax-Free Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Funds. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Funds.

Management of the Trust understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt California Fund was a series, has received a ruling from the IRS to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the IRS. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Fund, nor has any Fund assumed that such commitments will continue to be available under all market conditions.

Non-Diversified Status

Although the Tax-Exempt California Fund and Tax-Exempt New York Fund are “non-diversified” under the Act, each is subject to applicable tax requirements relating to portfolio diversification. Under federal tax laws, each Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

Temporary Investments

The Money Market Fund may for temporary defensive purposes invest less than 25% of its assets in bank obligations, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits).

Each of the Tax-Free Fund, Tax-Exempt California Fund, and the Tax-Exempt New York Fund ordinarily expects that 100% of its assets will be invested in municipal obligations, but the Funds may for temporary defensive purposes hold cash or invest in short-term taxable securities. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Funds’ Net Assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

The Federal Fund and Treasury Instruments Fund may, under extraordinary circumstances, hold U.S. Government Securities subject to state taxation.

Due to adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest, a Fund may hold uninvested cash in lieu of such instruments. Cash assets are not income-generating and, as a result, a Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject a Fund to additional risks and costs, such as increased exposure to the creditworthiness of the custodian bank holding the assets and any fees imposed for large cash balances.

When a Fund’s assets are invested in such instruments (or are uninvested), the Fund may not be achieving its investment objective.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the Funds themselves, the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund cannot be changed without the approval of the majority of the outstanding shares of that Fund. The policy of the Treasury Obligations Fund to limit its investments to U.S. Treasury Obligations (as defined in Appendix A of its Prospectuses) and related repurchase agreements is fundamental. All other investment policies or practices of the Funds, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the Net Assets of each of the Tax-Exempt California, Tax-Exempt New York and Tax-Free Funds will be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Net Assets of each of the Tax-Exempt California Fund and Tax-Exempt New York Fund will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances. Each of these Funds may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and Tax-Exempt New York Funds, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

For purposes of the Act, “a majority of the outstanding voting securities” of a Fund means the lesser of the vote of (i) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. With the exception of borrowings permitted by investment restriction (2), below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

All Funds Except Government Fund and Money Market Fund

(1) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Money Market Fund

(1) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

All Funds Except Government Fund

(2) Borrow money, except that (a) the Fund may borrow from banks (as defined in the Act) and the Fund may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law. (Notwithstanding the foregoing fundamental policy that would allow the Fund to borrow through reverse repurchase agreements, as of December 28, 2012, the Fund does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders.)

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

All Funds Except Government, Tax-Exempt California and Tax-Exempt New York Funds

(3) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

Tax-Exempt California Fund and Tax-Exempt New York Fund

(3) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

All Funds Except Government Fund

(4) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(7) Issue senior securities to the extent such issuance would violate applicable law.

All Funds Except Government Fund, Tax-Exempt California Fund and Tax-Exempt New York Fund

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Government Fund

(1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities and repurchase agreements collateralized by U.S. government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that the Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund’s assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending. (Notwithstanding the foregoing fundamental policy, as of December 28, 2012, the Fund does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders. In addition, any such change permitting the Government Fund to engage in reverse repurchase agreements shall not be implemented until 30 days prior notice has been issued to shareholders.)

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

(5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

(6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and except for shares of existing or additional Funds of the Trust.

(8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for the Fund as a result of the ownership of securities.

(9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Fund’s investment objective and policies may be deemed to be loans.

(10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that the Fund may acquire puts in connection with the acquisition of a debt instrument).

(11) Invest in other companies for the purpose of exercising control or management.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Funds (except the Tax-Exempt California and Tax-Exempt New York Funds), which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of each Fund (except the Tax-Exempt California and Tax-Exempt New York Funds):

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 10% of the Fund’s net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

As money market funds, all of the Funds must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act (the “Rule”). While a detailed and technical rule, Rule 2a-7 has four basic requirements: portfolio maturity, portfolio quality, portfolio diversification and portfolio liquidity.

Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Fund’s portfolio not exceed 13 months and a Fund’s average portfolio maturity and average portfolio life not exceed 60 days or 120 days, respectively. The Rule imposes additional requirements upon the downgrade or default of a portfolio security.

Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule). Each Fund, as a matter of non-fundamental policy, only invests in First Tier securities. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO, are “First Tier securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are “Second Tier securities.” Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s, Moody’s, Fitch and Dominion Bond Rating Service Limited. For a description of their rating categories, see Appendix A.

Portfolio diversification. Each of the Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Free Funds may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities, certain securities that are backed by escrowed U.S. Government Securities, and certain securities subject to a guarantee or unconditional demand feature). Each of such Funds may, however, invest up to 25% of its total assets in the First Tier securities of a single issuer for a period of up to three business days after the purchase thereof. Each of the Tax-Exempt New York and Tax-Exempt California Funds, with respect to 75% of its respective total assets, may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Fund, no more than 10% of the Fund’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer.

Portfolio liquidity. Each Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, each Fund (except for the Tax-Exempt California, Tax-Exempt New York and Tax-Free Funds): (i) must hold at least 10% of its total assets in “daily liquid assets” (consisting of cash, direct obligations of the U.S. Government and securities that will mature or are subject to a demand feature that is exercisable and payable within one business day); and (ii) must hold at least 30% of its total assets in “weekly liquid assets” (consisting of cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days). Each of the Tax-Exempt California, Tax-Exempt New York and Tax-Free Funds must hold at least 30% of its total assets in “weekly liquid assets” (consisting of cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days). Each Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid securities.

        Downgrades and Defaults: In the event that a portfolio security of a Fund experiences a rating downgrade or a default, the Rule imposes additional requirements. Upon the occurrence of either (i) a portfolio security ceasing to be a First Tier security, or (ii) the Investment Adviser becoming aware that any unrated security held by a Fund has, since the security was acquired, been given a rating by any NRSRO below the NRSRO’s second highest short-term rating category, the Trust’s Board shall reassess promptly whether such security continues to present minimal credit risks and shall cause the Fund to take such action as the Board determines is in the best interests of the Fund and its shareholders. In the event that, after giving effect to a rating downgrade, more than 2.5% of a Fund’s total assets are invested in securities issued by or subject to demand features from a single institution that are Second Tier securities, the Fund shall reduce its investment in securities issued by or subject to demand features from that institution to no more than 2.5% of its total assets by exercising the demand features at the next succeeding exercise date(s), absent a finding by the Board that disposal of the portfolio security would not be in the best interests of the Fund. Upon the occurrence of (i) a default with respect to a portfolio security (other than an immaterial default unrelated to the financial condition of the issuer), (ii) a portfolio security ceasing to be an eligible security (as defined in the Rule), (iii) a portfolio security having been determined to no longer present minimal credit risks, or (iv) an event of insolvency (as defined in the Rule) occurring with respect to the issuer of a portfolio security or the provider of any demand feature or guarantee, the Fund shall dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, absent a finding by the Board that disposal of the portfolio security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security).

“Value” for the purposes of all investment restrictions means the value used in determining a Fund’s net asset value. “U.S. Government Securities” shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.

The Board has established six standing committees – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of October 21, 2013 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	108	None

Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011–Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006–2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007–2009); Managing Director, BlackRock, Inc. (2006–2009). Trustee—Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975–2003); Director, Emerging Markets Group, Ltd. (2004–2006); and Director, Elderhostel, Inc. (2006–2012). Trustee—Goldman Sachs Mutual Fund Complex.	108	None

Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013–Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2013-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Mutual Fund Complex.	106	None

Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002–2008); Director, FIIS (2002–2008); Director, Fidelity Investments Institutional Operations Company (2003–2007); Executive Officer, Fidelity Distributors Corporation (2007–2008). Trustee—Goldman Sachs Mutual Fund Complex.	106	None

Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007–2009), and President, Agricultural Division, Deere & Company (2001–2007).	106	None

Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Mutual Fund Complex.	106	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); Trustee Emeritus, The University of Chicago (1987–Present). Trustee—Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)

Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012–Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012).	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001–2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002–May 2004).	108	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director—GSAM (May 1999–Present); Consultant to GSAM (December 1994–May 1999); and Limited Partner, Goldman Sachs (December 1994–May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	106	None

*

These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.

[3]

The Goldman Sachs Mutual Fund Complex includes the Trust, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of October 21, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and Goldman Sachs Credit Strategies Fund consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of October 21, 2013 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008 – 2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Donald C. Burke. Mr. Burke has served as Trustee since 2010. Mr. Burke serves as a Director of Avista Corp., an energy company. Mr. Burke was a Managing Director of BlackRock, Inc., where he was President and Chief Executive Officer of BlackRock’s U.S. funds and a director and chairman of several offshore funds advised by BlackRock. As President and Chief Executive Officer of BlackRock’s U.S. funds, he was responsible for all accounting, tax and regulatory reporting requirements for over 300 open-end and closed-end BlackRock funds. Previously, he was a Managing Director, First Vice President and Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”), where he worked for 16 years prior to MLIM’s merger with BlackRock, and was instrumental in the integration of BlackRock’s and MLIM’s operating infrastructure following the merger. While at MLIM, he was Chief Financial Officer and Treasurer of MLIM’s U.S. funds and Head of Global Operations and Client Services, where he was responsible for the development and maintenance of MLIM’s operating infrastructure across the Americas, Europe and the Pacific Rim. He also developed controls for the MLIM U.S. funds’ financial statement certification process to comply with the Sarbanes-Oxley Act of 2002, worked with fund auditors in connection with the funds’ annual audits and established the department responsible for all tax issues impacting the MLIM U.S. funds. Previously, Mr. Burke was Tax Manager at Deloitte & Touche, where he was designated as one of the firm’s lead specialists in the investment company industry, and advised multinational corporations, partnerships, universities and high net worth individuals in tax matters. Mr. Burke is a certified public accountant. Based on the foregoing, Mr. Burke is experienced with accounting, financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels also serves on the Executive Committee of the Governing Council of the Independent Directors Council of The Investment Companies Institute. Ms. Daniels has also served as Vice Chair, and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Joseph P. LoRusso. Mr. LoRusso has served as Trustee since 2010. Mr. LoRusso held a number of senior management positions at Fidelity Investments for over 15 years, where he was most recently President of Fidelity Investments Institutional Services Co. (“FIIS”). As President of FIIS, Mr. LoRusso oversaw the development, distribution and servicing of Fidelity’s investment and retirement products through various financial intermediaries. Previously, he served as President, Executive Vice President and Senior Vice President of Fidelity Institutional Retirement Services Co., where he helped establish Fidelity’s 401(k) business and built it into the largest in the U.S. In these positions, he oversaw sales, marketing, implementation, client services, operations and technology. Mr. LoRusso also served on Fidelity’s Executive Management Committee. Prior to his experience with Fidelity, he was Second Vice President in the Investment and Pension Group of John Hancock Mutual Life Insurance, where he had responsibility for developing and running the company’s 401(k) business. Previously, he worked at The Equitable (now a subsidiary of AXA Financial), where he was Product Manager of the company’s then-nascent 401(k) business, and at Arthur Andersen & Co. (now Accenture), as a Senior Consultant within the firm’s consulting practice. Based on the foregoing, Mr. LoRusso is experienced with financial and investment matters.

Herbert J. (H.J.) Markley. Mr. Markley has served as a Trustee since 2013. Previously, Mr. Markley held several senior management positions at Deere & Company, where he worked for 35 years, including Executive Vice President of Worldwide Parts Service, Global Supply Management and Logistics, Enterprise Information Technology and Corporate Communications. Mr. Markley’s experience at Deere included managing manufacturing and engineering facilities, including the two largest manufacturing facilities and a joint venture with Hitachi. He later served as Senior Vice President of Worldwide Human Resources where he helped to lay the foundation for a new human resources system, and as a President of the Agricultural Division, Deere’s largest business unit. In addition to his work with Deere, Mr. Markley has served on the Boards of Directors of the Dubuque Chamber of Commerce, the First National Bank of Dubuque, the University of Dubuque and the Iowa Public Television Foundation as well as the Board of Overseers of the Amos Tuck School of Business at Dartmouth College. Based on the foregoing, Mr. Markley is experienced with financial and investment matters.

Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is a Director of Con-Way Incorporated, a transportation, supply-chain management and logistics services company, and serves on its Finance and Audit Committees (he is the Chair of the Finance Committee). Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation Committee. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of October 21, 2013 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998 – Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President, Goldman Sachs Mutual Fund Complex (November 2007 – Present); Senior Vice President, Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); and Vice President, Goldman Sachs Mutual Fund Complex (2001 – 2007).

Trustee – Goldman Sachs Mutual Fund Complex (November 2007 – Present and December 2002 – May 2004).

Scott McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007 – Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer – Goldman Sachs Mutual Fund Complex (October 2009 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (November 2009 – Present); and Assistant Treasurer – Goldman Sachs Mutual Fund Complex (May 2007 – October 2009).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007 – Present); Managing Director, UBS Ag (2005 – 2007); and Partner, Deloitte & Touche LLP (1990 – 2005, partner from 2000 – 2005).

Senior Vice President and Principal Financial Officer – Goldman Sachs Mutual Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 51	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992 – Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000 – Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present); Associate, Prudential Insurance Company of America (November 1985 –June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 – 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Sarah Walton 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (December 2002 – Present); and Associate, Goldman Sachs (February 2000 – December 2002). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President – Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986 – Present). Vice President – Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 2007

Managing Director, Goldman Sachs (November 2005 – Present); Vice President, Goldman Sachs (August 2000 – November 2005); Senior Vice President, Dreyfus Service Corp (1999 – 2000); and Vice President, Dreyfus Service Corp (1996 – 1999).

Vice President – Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 6011 Connection Drive Irving, TX 75039 Age: 38	Vice President	Since 2007

Vice President, Goldman Sachs (December 2007 – Present); Associate, Goldman Sachs (December 2005 – December 2007); and Analyst, Goldman Sachs (January 2004 – December 2005).

Vice President – Goldman Sachs Mutual Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Miriam Cytryn 200 West Street New York, NY 10282 Age: 55	Vice President	Since 2008

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President – Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 49	Vice President	Since 2008	Managing Director, Goldman Sachs (2007 – Present); and Vice President, Goldman Sachs (1997 – 2007). Vice President – Goldman Sachs Mutual Fund Complex.

Mark Heaney Christchurch Court 10-15 Newgate Street London, EC1A 7HD, UK Age: 46	Vice President	Since 2010

Executive Director, GSAM (May 2005 – Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004 – March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001 – May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000 – September 2001); and Director of Investment Administration, Invesco Asset Management (December 1998 – March 2000).

Vice President – Goldman Sachs Mutual Fund Complex.

Michael Magee 30 Hudson Street Jersey City, NJ 07302 Age: 36	Vice President	Since 2012	Vice President, Goldman Sachs (December 2007-Present); Associate (December 2004-December 2007); and Analyst (December 2002-December 2004). Vice President – Goldman Sachs Mutual Fund Complex.

Robert McCormack 30 Hudson Street Jersey City, NJ 07302 Age: 40	Vice President	Since 2012	Vice President, Goldman Sachs (December 2008 – Present); and Associate, Goldman Sachs (September 2005 – December 2008). Vice President – Goldman Sachs Mutual Fund Complex.

Greg R. Wilson 200 West Street New York, NY 10282 Age: 40	Vice President	Since 2013

Managing Director, Goldman Sachs (January 2011 – Present); Head of the North American Sub-Advisory & Platform Distribution Group, GSAM (April 2010 – Present); and Business Development and Relationship Management Sub-Advisory & Platform Distribution Group, GSAM (May 2003 – April 2010).

Vice President—Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006 – Present); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary – Goldman Sachs Mutual Fund Complex (August 2012 – Present); and Assistant Secretary – Goldman Sachs Mutual Fund Complex (June 2012 – August 2012).

David Fishman 200 West Street New York, NY 10282 Age: 49	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Danny Burke 200 West Street New York, NY 10282 Age: 50	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 42	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 – 2005); and Analyst, Goldman Sachs (1994 – 2005). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

James P. McCarthy 200 West Street New York, NY 10282 Age: 49	Assistant Secretary	Since 2009

Managing Director, Goldman Sachs (2003 – Present); Vice President, Goldman Sachs (1996 – 2003); and Portfolio Manager, Goldman Sachs (1995 – 1996).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2010

Vice President, Goldman Sachs (April 2009 – Present); Assistant General Counsel, Goldman Sachs (April 2009 – Present); Attorney, Axiom Legal (2007 – 2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001 – 2007).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: 39	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – Present); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Matthew Wolfe 200 West Street New York, NY 10282 Age: 31	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (July 2012 – Present); Assistant General Counsel, Goldman Sachs (July 2012 – Present); and Associate, Dechert LLP (2007 – 2012).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board, an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held five meetings during the fiscal year ended August 31, 2012.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended August 31, 2012. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended August 31, 2012. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended August 31, 2012.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectuses. Messrs. McNamara and McHugh serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended August 31, 2012.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency and certain other agreements with the Funds’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during the fiscal year ended August 31, 2012. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and the GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee (then serving) in the Funds and other portfolios of the Fund Complex as of December 31, 2011, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Ashok N. Bakhru	None	Over $100,000
Donald C. Burke	Money Market Fund: $1 - $10,000	Over $100,000
John P. Coblentz, Jr.	None	Over $100,000
Diana M. Daniels	None	Over $100,000
Joseph P. LoRusso	None	Over $100,000
James A. McNamara	None	Over $100,000
Jessica Palmer	None	Over $100,000
Alan A. Shuch	Money Market Fund: $1 - $10,000 Federal Fund: $50,001 - $100,000	Over $100,000
Richard P. Strubel	Prime Obligations Fund: $1 - $10,000	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.

As of November 30, 2012, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust (then serving) for the fiscal year ended August 31, 2012:

Trustee Compensation

Name of Trustee	Prime Obligations Fund	Money Market Fund	Treasury Obligations Fund	Treasury Instruments Fund	Government Fund	Federal Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Fund
Ashok N. Bakhru[1]	$13,946	$13,450	$9,064	$16,520	$18,577	$9,449	$3,173	$3,133	$6,478
Donald C. Burke	9,003	8,683	5,851	10,665	11,993	6,100	2,048	2,023	4,182
John P. Coblentz, Jr. [2]	10,416	10,045	6,769	12,337	13,874	7,057	2,369	2,340	4,838
Diana M. Daniels	9,003	8,683	5,851	10,665	11,993	6,100	2,048	2,023	4,182
Joseph P. LoRusso	9,003	8,683	5,851	10,665	11,993	6,100	2,048	2,023	4,182
James A. McNamara[3]	—	—	—	—	—	—	—	—	—
Jessica Palmer	9,003	8,683	5,851	10,665	11,993	6,100	2,048	2,023	4,182
Alan A. Shuch[2]	—	—	—	—	—	—	—	—	—
Richard P. Strubel	9,003	8,683	5,851	10,665	11,993	6,100	2,048	2,023	4,182

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)[4]
Ashok N. Bakhru[1]	—	$395,000
Donald C. Burke	—	255,000
John P. Coblentz, Jr.[2]	—	295,000
Diana M. Daniels	—	255,000
Joseph P. LoRusso	—	255,000
James A. McNamara[3]	—	—
Jessica Palmer	—	255,000
Alan A. Shuch[3]	—	—
Richard P. Strubel	—	255,000

[1]	Includes compensation as Board Chairman.
[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[3]	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Funds or the Goldman Sachs Mutual Fund Complex.
[4]

Represents fees paid to each Trustee during the fiscal year ended August 31, 2012 from the Goldman Sachs Mutual Fund Complex. As of the most recent fiscal year end, neither the Funds nor the Fund Complex paid any fees to Messrs. Markley or Templin who were not yet serving as Trustees.

Code of Ethics

The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, NY 10282, serves as Investment Adviser to the Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman Sachs, served as the Funds’ investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for those Funds. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.

Founded in 1869, Goldman Sachs Group, Inc. is a financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.

The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Global Investment Research division provides original fundamental insights and analysis for clients in the equity, fixed income and currency and commodities markets. The group covers areas such as economics, portfolio strategy, derivatives and equity and credit securities in more than 25 stock markets and 50 economies and regions around the world. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser subject to Chinese Wall restrictions.

In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.

In managing the Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The Credit Department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically as well as reports from Goldman Sachs’ Research Department. Specifically with respect to managing the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Free Fund, GSAM will draw upon the extensive research generated by Goldman Sachs’ Municipal Credit Group, which is part of the Credit Department. The Municipal Credit Group continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

The Management Agreements provide that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 13, 2012, with respect to each of the Funds. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2012 is available in the Funds’ annual report for the fiscal year ended August 31, 2012.

Each Management Agreement will remain in effect until June 30, 2013 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreements provide that GSAM shall not be liable to a Fund for any error of judgment by GSAM or for any loss sustained by a Fund except in the case of GSAM’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular Funds without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Fund on 60 days’ written notice to GSAM or by GSAM without penalty at any time on 90 days’ (60 days with respect to a Fund) written notice to the Trust.

Pursuant to the Management Agreements, the Investment Adviser is entitled to receive a fee from the Trust, computed daily and paid monthly, at the annual rates of each Fund’s average daily net assets set forth in the table below. Also included below are the actual management fee rates paid by each Fund (after application of any management fee waivers, as indicated) for the fiscal year ended August 31, 2012:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended August 31, 2012
Prime Obligations Fund	0.205%	0.16%
Money Market Fund	0.205%	0.16%
Treasury Obligations Fund	0.205%	0.11%
Treasury Instruments Fund	0.205%	0.06%
Government Fund	0.205%	0.16%
Federal Fund	0.205%	0.11%
Tax-Free Fund	0.205%	0.15%
Tax-Exempt California Fund	0.35%	0.08%
Tax-Exempt New York Fund	0.35%	0.09%

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the amounts of fees incurred by each Fund under its respective Management Agreement were as follows (with and without the fee waivers that were then in effect):

	2012		2011		2010
Fund	With Fee Waiver*	Without Fee Waiver	With Fee Waiver**	Without Fee Waiver	With Fee Waiver***	Without Fee Waiver
Prime Obligations Fund	$36,313,526	$46,526,450	$36,582,353	$46,870,877	$45,271,872	$59,274,908
Money Market Fund	34,062,712	43,644,849	31,718,661	40,639,387	30,811,201	39,476,852
Treasury Obligations Fund	13,222,128	24,505,016	15,571,494	23,702,785	31,509,265	37,878,505
Treasury Instruments Fund	17,306,069	54,946,436	19,609,060	40,308,147	25,983,845	40,909,307
Government Fund	48,655,986	62,831,287	51,169,644	66,687,143	70,006,888	89,782,662
Federal Fund	14,436,238	26,164,375	21,835,875	28,646208	32,450,711	36,990,616
Tax-Free Fund	10,520,676	14,049,341	14,968,719	19,646,878	15,793,268	20,235,123
Tax-Exempt California Fund	204,309	886,941	414,162	865,414	620,769	980,181
Tax-Exempt New York Fund	149,780	603,921	260,337	601,466	516,102	818,486

*	During the fiscal year ended August 31, 2012, GSAM agreed to waive a portion of the management fees payable by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Free New York Funds, and the effective fee rates for this period were 0.16%, 0.16%, 0.11%, 0.06%, 0.16%, 0.11%, 0.15%, 0.08% and 0.09%, respectively.
**	During the fiscal year ended August 31, 2011, GSAM agreed to waive a portion of the management fees payable by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Free New York Funds, and the effective fee rates for this period were 0.16%, 0.16%, 0.14%, 0.10%, 0.16%, 0.16%, 0.15%, 0.17% and 0.15%, respectively.
***	During the fiscal year ended August 31, 2010, GSAM agreed to waive a portion of the management fees payable by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Free New York Funds, and the effective fee rates for this period were 0.16%, 0.16%, 0.17%, 0.13%, 0.16%, 0.18%, 0.16%, 0.22% and 0.22%, respectively.

In addition to providing advisory services, under the Management Agreements, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for, at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Authorized Institutions to solicit subscriptions for Class B (subject to the limitations described herein) and Class C Shares of the Prime Obligations Fund.

The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on June 13, 2012. Goldman Sachs retained approximately $0 and $2,036 of commissions on redemptions of Class B and Class C Shares of the Prime Obligations Fund, respectively, during the fiscal year ended August 31, 2012; retained approximately $0 and $3,242 of commissions on redemptions of Class B and Class C Shares of the Prime Obligations Fund, respectively, during the fiscal year ended August 31, 2011; and retained approximately $0 and $0 of commissions on redemptions of Class B and Class C Shares of the Prime Obligations Fund, respectively, during the fiscal year ended August 31, 2010.

Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of the average daily net assets with respect to each class of each Fund. Prior to June 1, 2010, the transfer agency fee payable by Tax-Exempt California Fund and Tax-Exempt New York Fund was 0.04% of average daily net assets of each Fund on an annualized basis. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.

As compensation for services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010 from each Fund as follows under the fee schedules then in effect:

	2012		2011		2010
Fund	With Fee Waiver**	Without Fee Waiver	With Fee Waiver***	Without Fee Waiver	With Fee Waiver****	Without Fee Waiver
Prime Obligations
FST Shares	$1,873,960	$1,874,392	$1,804,413	$1,819,121	$2,292,870	$2,292,870
Administration Shares	222,383	222,601	291,625	292,005	362,777	362,777
Service Shares	77,444	77,520	76,808	76,907	91,818	91,818
Preferred Shares	29,433	29,462	51,969	52,036	87,762	87,762
Select Shares	27,700	27,727	13,911	13,928	11,076	11,076
Capital Shares	20,663	20,683	27,017	27,052	44,739	44,739
Cash Management Shares*	0	0	0	0	0	0
Premier Shares*	0	0	0	0	0	0
Resource Shares*	14,046	14,059	14,105	4,269	74	74
Class B Shares*	630	631	704	212	57	57
Class C Shares*	2,892	2,895	2,815	849	286	286
Money Market
FST Shares	$2,056,844	$2,057,067	$1,869,457	$1,869,457	$1,754,084	$1,754,084
Administration Shares	37,841	37,872	66,012	66,012	123,068	123,068
Service Shares	5,148	5,152	18,284	18,284	31,348	31,348
Preferred Shares	4,463	4,467	10,101	10,101	5,896	5,896
Select Shares	19,858	19,874	12,300	12,300	4,242	4,242
Capital Shares	3,057	3,060	6,237	6,237	7,063	7,063
Cash Management Shares*	0	0	0	0	0	0
Premier Shares*	1,583	1,584	16	16	0	0
Resource Shares*	0	0	0	0	0	0

Treasury Obligations
FST Shares	$15,979	$865,505	$242,789	$818,412	$1,138,705	$1,432,132
Administration Shares	2,978	161,085	48,684	162,281	180,343	225,428
Service Shares	2,064	111,629	35,450	118,167	74,979	93,724
Preferred Shares	232	12,548	4,833	16,113	22,599	28,249
Select Shares	296	16,033	6,325	21,086	30,313	37,891
Capital Shares	307	16,601	4,872	16,240	23,549	29,437
Cash Management Shares*	0	0	0	0	0	0
Premier Shares*	221	11,966	3,913	3,931	2,314	872
Resource Shares*	0	0	0	0	0	0
Treasury Instruments
FST Shares	$0	$2,415,369	$0	$1,692,153	$152,623	$1,784,194
Administration Shares	0	141,340	0	136,319	10,898	126,721
Service Shares	0	31,343	0	29,277	1,954	22,721
Preferred Shares	0	18,081	0	25,332	2,488	28,925
Select Shares	0	16,149	0	24,592	1,480	17,206
Capital Shares	0	16,712	0	16,138	1,152	13,399
Cash Management Shares*	0	0	0	0	0	0
Premier Shares*	0	41,320	0	42,437	688	2,410
Resource Shares*	0	0	0	0	0	0
Government
FST Shares	$2,043,545	$2,610,963	$2,189,542	$2,736,928	$3,687,631	$3,726,395
Administration Shares	172,426	220,076	169,770	212,212	251,866	254,411
Service Shares	32,959	42,068	38,930	48,663	51,271	51,789
Preferred Shares	55,540	70,888	64,593	80,742	78,549	79,343
Select Shares	43,947	56,091	77,804	97,256	176,443	178,226
Capital Shares	50,428	64,364	61,785	77,231	88,585	89,479
Cash Management Shares*	0	0	0	0	0	0
Premier Shares*	384	490	0	0	0	0
Resource Shares*	0	0	0	0	0	0

Federal
FST Shares	$0	$998,256	$427,311	$1,073,276	$1,397,236	$1,587,768
Administration Shares	0	40,605	19,504	48,760	58,218	66,156
Service Shares	0	61,416	28,865	72,163	69,082	78,502
Preferred Shares	0	18,595	9,358	23,394	29,287	33,281
Select Shares	0	8,144	3,784	9,460	12,493	14,197
Capital Shares	0	6,540	3,650	9,124	10,977	12,474
Cash Management Shares*	0	12,468	7,543	18,858	5,341	1,829
Premier Shares*	0	130,287	56,936	142,340	29,822	10,213
Resource Shares*	0	0	0	0	0	0
Tax-Free Money Market
FST Shares	$365,969	$585,957	$763,696	$854,246	$919,407	$919,407
Administration Shares	17,288	27,649	27,670	30,984	33,773	33,773
Service Shares	1,790	2,863	3,331	3,725	6,347	6,347
Preferred Shares	1,440	2,303	2,610	2,920	4,744	4,744
Select Shares	4,922	7,872	4,838	5,412	8,446	8,446
Capital Shares	638	1,020	719	804	9,340	9,340
Cash Management Shares*	0	0	0	0	0	0
Premier Shares*	34,200	54,697	52,365	58,573	5,013	5,013
Resource Shares*	1,859	2,973	1,537	1,720	9	9
Tax-Exempt California Fund
FST Shares	$0	$9,471	$0	$8,524	$0	$25,463
Administration Shares	0	15,870	0	16,202	0	67,003
Service Shares	0	0	0	0	0	1
Cash Management Shares	0	0	0	0	0	0
Tax-Exempt New York Fund
FST Shares	$0	$2,135	$0	$4,228	$0	$20,221
Administration Shares	0	15,119	0	12,956	0	59,202
Service Shares	0	0	0	0	0	17
Cash Management Shares	0	0	0	0	0	0

*	This Share class commenced operations on May 14, 2010.
**	During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the transfer agency fees for certain of the Funds, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.01%, 0.00%, 0.00%, 0.01%, 0.00%, 0.01%, 0.00% and 0.00%, respectively. Goldman Sachs anticipates that these waivers will be temporary, and they may be modified or terminated at any time.

***	During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the transfer agency fees for certain of the Funds, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.01%, 0.00%, 0.00%, 0.01%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.
****	During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the transfer agency fees for certain of the Funds, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.01%, 0.01%, 0.00%, 0.01%, 0.01%, 0.01%, 0.00% and 0.00%, respectively.

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, distribution fees payable to Goldman Sachs (as applicable), service fees and administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

For the Funds (except the Tax-Exempt California and Tax-Exempt New York Funds), as of December 28, 2012, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” (excluding acquired fund fees and expenses, administration, service and shareholder administration, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses) to the extent such expenses exceed, on an annualized basis, 0.01% each Fund’s average daily net assets.

For the Tax-Exempt California and Tax-Exempt New York Funds, as of December 28, 2012, the Investment Adviser has agreed to reduce or limit “Total Fund Operating Expenses” (excluding acquired fund fees and expenses, distribution, administration, service and shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses) so that “Total Fund Operating Expenses” do not exceed, on an annualized basis, 0.014% of each Fund’s average daily net assets.

Each arrangement will remain in place through at least December 29, 2013, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” or “Total Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the amounts of certain “Other Expenses” or “Total Fund Operating Expenses” of each Fund were reduced or otherwise limited as follows under the expense limitations with the Funds that were then in effect:

Fund	2012	2011	2010
Prime Obligations Fund	$—	$—	$—
Money Market Fund	—	—	—
Treasury Obligations Fund	—	—	—
Treasury Instruments Fund	—	—	—
Government Fund	569	—	—
Federal Fund	—	—	—
Tax-Free Fund	27,269	—	—
Tax-Exempt California Fund	119,232	167,683	77,339
Tax-Exempt New York Fund	162,731	207,643	76,579

Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Fund’s fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

Custodian Reimbursements

Each Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in each Fund’s expenses. For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, each Fund’s custody fees were reduced by the following amounts under such arrangements:

Fund	2012	2011	2010
Prime Obligations Fund	$3,940	$1,732	$2,240
Money Market Fund	1,790	2,210	1,712
Treasury Obligations Fund	25,983	10,858	3,973
Treasury Instruments Fund	227,655	72,991	14,545
Government Fund	30,663	24,960	6,397
Federal Fund	79,354	14,054	22,476
Tax-Free Fund	631	1,837	4,072
Tax-Exempt California Fund	111	107	0
Tax-Exempt New York Fund	46	116	0

Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

Custodian

BNYM acts as custodian of the Funds’ assets. In that capacity, BNYM maintains the accounting records and calculates the daily net asset value per share of the Funds. Its mailing address is One Wall Street, New York, New York 10286.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds may create a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that Goldman Sachs personnel making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams may be viewed separately for allocation purposes. There will be cases where certain Accounts (including Accounts in which Goldman Sachs and Goldman Sachs personnel have an interest) receive an allocation of an investment opportunity when the Funds do not.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of Accounts that have strategies similar to those of the Fund. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make investments independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity prior to a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities. Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates other than the Investment Adviser. Opportunities or any portion thereof that the Funds do not participate in may be offered to other Accounts, Goldman Sachs (including the Investment Adviser), all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion, and the Funds will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation to do so.

Valuation of the Fund’s Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts (e.g., because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements, different third party vendors are hired to perform valuation functions for the Accounts or the Accounts are managed or advised by different portfolio management teams within the Investment Adviser). The Investment Adviser may face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in various activities in the global financial markets. Goldman Sachs, acting in various capacities (including investment banker, market maker, investor, broker, advisor and research provider), may take actions or advise on transactions in respect of Accounts (including the Funds) or companies or affiliated or unaffiliated investment funds in which one or more Funds have an interest that may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.

Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to or opposed to those of the Funds, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds invest, and may negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, Accounts may engage in a strategy while the Funds are undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds. The Funds on one hand and Goldman Sachs or Accounts on the other hand may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Funds. Goldman Sachs or Accounts, on the one hand, and a Fund, on the other hand, may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and as a result Goldman Sachs or Accounts may take actions that adversely affect the Fund. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, Goldman Sachs may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of Accounts with respect to a particular issuer in which one or more Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs (including the Investment Adviser) and its personnel may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Similarly, the Investment Adviser’s investment teams may have differing investment views in respect of an issuer or a security, and the positions a Fund’s investment team takes in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts and in accordance with its management of such Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies for Accounts, on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Fund. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to the Funds or to issuers of securities in which the Funds invest, which may result in fees, compensation and remuneration as well as other benefits to Goldman Sachs, enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Goldman Sachs may make loans to clients or enter into asset-based or other credit facilities or similar transactions with clients that are secured by a client’s assets or interests other than Fund shares. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the borrower. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower rapidly liquidates a large position in a security that is held by one or more Funds, the value of such security may decline and the value of the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price).

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). As a result, the Investment Adviser might not engage in transactions for one or more Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). The Investment Adviser may also reduce a Fund’s interest in an investment opportunity that has limited availability so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit an activity or transaction engaged in by the Funds, and may limit its exercise of rights on behalf of the Funds for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities. The Investment Adviser may restrict its investment decisions and activities on behalf of one or more Funds and not on behalf of other Accounts.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple Accounts (including Accounts in which Goldman Sachs has an interest) (sometimes called “bunching”), so that the orders can be executed at the same time. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order is completely filled, the Investment Adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser generally does not bunch or aggregate orders for different Funds, or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund, the Fund may not benefit from a better price and lower commission rate or lower transaction cost.

PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. Orders have been granted by the SEC under the Act which permit the Funds to deal with Goldman Sachs in transactions in certain securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemptions.

Under the Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act.

The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust’s assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs’ active role in the underwriting of debt securities, a Fund’s ability to purchase debt securities in the primary market may from time to time be limited.

In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of GSAM. Investment decisions for each Fund and for GSAM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Each Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

As of August 31, 2012, the following Funds held the following amounts of securities of their regular broker-dealers or their parents ($ in thousands):

Fund	Broker-Dealer	Amount
Prime Obligations Fund	Citigroup	$300,000
	JP Morgan Chase	$655,000
	Wells Fargo & Co.	$150,000
Money Market Fund	Barclays Capital	$135,000
	Credit Agricole Securities	$493,700
	Deutsche Bank Securities	$398,000
	JP Morgan Chase	$475,000

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the net asset value per share of each Fund (except for Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, and Government Fund) is determined by the Funds’ custodian on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. In the case of the Money Market Fund, Prime Obligations Fund, Government Fund and Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time on each Business Day. Shares may also be priced throughout the day by the accounting agent. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Fund shares may be priced on days when the New York Stock Exchange is closed if the Bond Market Association recommends that the bond markets remain open for all or part of the day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund’s securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates and other factors on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund’s shares.

In order to continue to use the amortized cost method of valuation for each Fund’s investments, the Fund must comply with Rule 2a-7. See “INVESTMENT RESTRICTIONS.”

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. In addition, the share classes within each Fund will be subject to different expense structures (see “SHARES OF THE TRUST”).

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists which makes the disposal of securities owned by a Fund or the determination of the fair value of the Fund’s net assets not reasonably practicable; or (iii) as the SEC may by order permit for the protection of the shareholders of the Trust.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives a distribution in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

A FST shareholder of any Fund may elect to have a special account with BNYM for the purpose of redeeming shares from its account in that Fund by check. When BNYM receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to BNYM for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder’s account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and BNYM reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Funds.

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust, established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of December 28, 2012, the Trustees have authorized the issuance of nine classes of shares of each of the Funds (except for Tax-Exempt California and Tax-Exempt New York Funds): FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares and Resource Shares. As of December 28, 2012, the Trustees have authorized the issuance of up to four classes of shares of each of the Tax-Exempt California and Tax-Exempt New York Funds: FST Shares, Administration Shares, Service Shares and Cash Management Shares. In addition, the Trustees have authorized a tenth and eleventh class of shares, Class B Shares (subject to the limitations described herein) and Class C Shares, with respect to the Prime Obligations Fund. Additional series and classes may be added in the future.

Each FST Share, Service Share, Administration Share, Preferred Share, Select Share, Capital Share, Cash Management Share, Premier Share, Resource Share, Class B Share and Class C Share of a Fund represents an equal proportionate interest in the assets belonging to that class. It is contemplated that most shares (other than Class B or Class C Shares) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Class B and Class C Shares generally are only issued upon exchange from Class B or Class C Shares, respectively, of other series of the Goldman Sachs mutual funds. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution’s investors.

Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain shareholder administration services as described below to its customers who beneficially own Administration Shares. Administration Shares of a Fund bear the cost of administration fees at the annual rate of up to 0.15% (for the Tax-Exempt California and Tax-Exempt New York Funds) and 0.25% (for all other Funds) of the average daily net assets of such shares.

Service Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration and personal and account maintenance services to its customers who beneficially own Service Shares. Service Shares of a Fund bear the cost of service fees at the annual rate of up to 0.25% and shareholder administration fees at the annual rates of up to 0.15% (for the Tax-Exempt California and Tax-Exempt New York Funds) and 0.25% (for all other Funds), respectively, of the average daily net assets of such shares.

Preferred Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own Preferred Shares. Preferred Shares of a Fund bear the cost of administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares of the particular Fund involved.

Select Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own Select Shares. Select Shares of a Fund bear the cost of administration fees at an annual rate of up to 0.03% of the average daily net assets of such shares.

Capital Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own Capital Shares. Capital Shares of a Fund bear the cost of administration fees at an annual rate of up to 0.15% of the average daily net assets of such shares.

Class B Shares of the Prime Obligations Fund may be subject to a contingent deferred sales charge (“CDSC”) of up to 5.0%, depending on the date on which the original shares subject to the CDSC were acquired (and the CDSC schedule applicable to those original shares). Class C Shares of the Prime Obligations Fund may be subject to a CDSC of 1.0% during the first 12 months, measured from the time the original shares subject to the CDSC were purchased. Class B (subject to the limitations described herein) and Class C Shares are sold primarily through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares. Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Fund attributable to Class B and Class C Shares.

The Prime Obligations Fund’s Class B Shares may no longer be purchased by new shareholders, except as discussed below. However, shareholders invested in Class B Shares of other Goldman Sachs Funds may exchange these Shares for Class B Shares of the Prime Obligations Fund. Shareholders invested in Class B Shares of the Prime Obligations Fund may continue to hold their Class B Shares until they convert automatically to Service Shares, as described in the Prime Obligations Fund’s Class B Shares Prospectus. Class B shareholders may also continue to reinvest dividends and capital gains into their accounts. Class B shareholders may continue to exchange their Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the Prime Obligations Fund’s Class B Shares will be rejected.

Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain administration services and personal and account maintenance services to its customers who beneficially own Cash Management Shares. Cash Management Shares bear the cost of administration and service fees at an annual rate of up to 0.50% of the average daily net assets of the Fund attributable to such shares. Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of 0.50% (for the Tax-Exempt California and Tax-Exempt New York Funds) and 0.30% (for all other Funds) of the average daily net assets attributable to Cash Management Shares.

Premier Shares may be purchased for accounts held in the name of an investor or an institution that provides certain personal and account maintenance services and administration services to its customers who beneficially own Premier Shares. Premier Shares bear the cost of service fees and administration fees at the annual rates of up to 0.10% and 0.25%, respectively, of the average daily net assets of such shares.

Resource Shares may be purchased for accounts held in the name of an institution that provides certain administration services and personal and account maintenance services to its customers who beneficially own Resource Shares. Resource Shares of a Fund bear the cost of service fees and administration fees at the annual rate of up to 0.50% of the average daily net assets of such shares. Resource Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of 0.15% of the average daily net assets attributable to Resource Shares.

In addition, each class of shares bears its own transfer agency expenses.

It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

In the event a Fund is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Fund. Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares, Resource Shares, Class B Shares and Class C Shares of the Funds each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged for shares of another Goldman Sachs Fund. Except as described above, the classes of shares are identical.

Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such Fund, such class or their shareholders. The Trustees may consider such factors as they in their sole discretion deem appropriate in making such determination, including (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Declaration of Trust authorizes the Trustees, without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Fund Trustees”). Fund Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of the Fund Trustees, the Fund Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Fund of the Trust. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders of a Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Minimum Investments in the Funds

For information about minimum investment requirements for the Funds and their share classes, please see the Prospectuses. The minimum initial investment requirements for all share classes will be waived for any intermediaries (and their current and future investor clients) that held shares of any of the Trust’s Institutional Liquid Assets Portfolios as of March 1, 2010.

TAXATION

The following is only a summary of certain additional U.S. federal income, and certain state and local, tax considerations affecting the Funds and the purchase, ownership and disposition of shares in each Fund that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund in light of their particular tax situations. The summary is based on the laws in effect on December 28, 2012, which are subject to change.

Fund Taxation

Each Fund is treated as a separate entity for tax purposes. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

There are certain tax requirements that each Fund must satisfy if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that a Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. federal income tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other non-qualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that each Fund will avoid corporate-level tax in each year.

Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the loss. Capital loss carryforwards arising in taxable years of each Fund beginning after December 22, 2010 are generally able to be carried forward indefinitely. As of August 31, 2012, none of the Funds had capital loss carryforwards.

A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

For distributions attributable to taxable years of the Government Fund, Federal Fund, Treasury Obligations Fund and Treasury Instruments Fund beginning before September 1, 2012 (unless extended further by Congress), nonresident aliens, foreign corporations and other foreign investors in one of those Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to certain capital gain distributions, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. Distributions of interest income and short-term capital gains by the Money Market Fund and Prime Obligations Fund are generally subject to U.S. tax withholding of 30% (or lower applicable treaty rate).

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their shares. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes

A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Fund and its shareholders under those jurisdictions’ tax laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s securities. Shareholders should consult their own tax advisers concerning these matters. For example, it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Fund in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Fund intends to qualify for each taxable year under California law to pay “exempt-interest dividends” which will be exempt from the California personal income tax.

Individual shareholders of the Tax-Exempt California Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Fund satisfies the requirement of California law that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law.

Distributions from the Tax-Exempt California Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which generally incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.

Distributions from the Tax-Exempt California Fund will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includible in income subject to the alternative minimum tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Exempt California Fund generally will not be deductible for California personal income tax purposes.

New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any Tax-Exempt New York Fund dividend that is properly designated as an exempt-interest dividend and that is derived from interest on obligations of New York State or its political subdivisions or on obligations of a possession or territory of the United States. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Fund is invested at the close of each quarter of its taxable year in state and local government obligations the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Fund is not deductible for New York State or New York City personal income tax purposes. Distributions from the Tax-Exempt New York Fund that are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.

Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Fund and are properly designated as capital gain dividends will be treated as capital gains for New York State and New York City personal income tax purposes in the hands of New York State and New York City residents.

FINANCIAL STATEMENTS

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the 2012 Annual Report for the Funds are incorporated by reference herein. The financial statements in the Annual Report for these Funds have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of the Funds’ Annual Report are incorporated herein by reference. A copy of the Annual Report may be obtained upon request and without charge by writing Goldman Sachs, P.O. Box 06050, Chicago, Illinois 60606-6300 or by calling Goldman Sachs, at the telephone number on the back cover of each Fund’s Prospectuses.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at www.goldmansachsfunds.com and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Advisor, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the Intermediaries as described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “PAYMENTS TO INTERMEDIARIES” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets

(including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Funds and when considering which share class is most appropriate for you.

For the year ended December 31, 2011, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 157 Intermediaries, totaling approximately $97.4 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to all of the funds of the Trust (including the Funds included in this Statement of Additional Information), all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and the Goldman Sachs Credit Strategies Fund, an affiliated closed-end investment company. During the year ended December 31, 2011, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2011 are not reflected. Additional Intermediaries may receive payments in 2012 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker Dealer, Inc

American Enterprise Investment Services Inc

Allstate Life Insurance Co

Amalga Trust Company

Amalgamated Bank of Chicago

American National Trust and Investment Management Company (dba Old National Trust Company)

American United Life Insurance Co

Ameriprise Financial Services, Inc.

Ascensus, Inc

Associated Trust NA & Associated Investment Services Inc.

AXA Equitable Life Insurance Company

Banc of America Securities, LLC

BancorpSouth

Bank Hapoalim B.M.

Bank of New York

Bank of Oklahoma

Bankers Trust

Barclays Capital Inc.

BB&T Capital Markets

BMO Nesbitt Burns (Harris)

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co

C.M. Life Insurance Company

Financial Network Investment Corporation

Multi Financial Securities Corporation

PrimeVest Financial Services

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc. and CME Shareholder Servicing, LLC.

Citibank N.A.

Citibank N.A.—Agency and Trust Department

Citigroup Global Markets, Inc.

Citigroup Private Bank at Citibank N.A.

Citizens Bank Wealth Management N.A.

Comerica Bank

Comerica Securities

Commerce Bank N.A.

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

DeWaay Financial Network LLC

Diversified Investment Advisors

Dubuque Bank & Trust

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Co.

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC and National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc

Fifth Third Bank

First National Bank of Omaha

First Trust Corporation

Fulton Bank N.A.

Fulton Financial Advisors, National Association

GE Life and Annuity Assurance Company

Genworth Financial Trust Company

Great West Life & Annuity Insurance Company

Greatbanc Trustco

Guardian Insurance and Annuity Company, Inc

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Co.

Hartford Securities Distribution Company Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank USA

Hunt Dupree & Rhine

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC

ING Life Insurance & Annuity Company / ING Financial Advisers, LLC / ING Institutional Plan Services, LLC

Invesmart, Inc.

J.P. Morgan Securities Inc.

Jefferson Pilot Financial Insurance Company

JP Morgan Retirement Plan Services, LLC

JPMorgan Securities, Inc.

Kemper Investors Life Insurance Company

Key Bank Capital Markets

LaSalle Bank N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Financial Advisors

Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

M&I Brokerage Services, Inc.

M&T Securities, Inc.

Marshall & Ilsley Trust Company N.A.

Massachusetts Mutual Life Insurance Company

Mellon Bank N.A.

Mellon HR Solutions

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid-Atlantic Capital Corporation

Midland National Life Insurance Company

Minnesota Life Insurance Company

Morgan Keegan and Company, Inc.

Morgan Stanley Smith Barney LLC

MSCS Financial Services

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc

Northern Trust Securities Inc.

NYLife Distributors, Inc.

Ohio National Life Insurance Company

Pershing, LLC

PNC Bank, N.A.

PNC Bank, National Organization

PNC Capital Markets

Principal Life Insurance Company

Princor Financial Services

Protective Life Insurance Company

PruCo Life Insurance Company & PruCo Life Insurance Company of New Jersey

Prudential Financial, Inc

Prudential Life Insurance Company

Raymond James & Associates, Inc. and Raymond James Financial Services

Regions Bank

Reliance Trust Company

Robert W. Baird & Co., Inc.

Scott & Stringfellow Inc.

Security Benefit Life Insurance Company

Signature Bank

Standard Insurance Company

State Street Global Markets, LLC and State Street Bank and Trust Company

Sun Life Assurance Company of Canada (US)

Sungard Institutional Brokerage, Inc

SunTrust Bank

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc

The Princeton Retirement Group, Inc & GPC Securities, Inc

The Prudential Insurance Company of America

The Travelers Insurance Company

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company

Treasury Curve

Trustmark National Bank

UBATCO & Co.

UBS Financial Services, Inc.

UMB Bank

Union Bank

United of Omaha Life Insurance Company

US Bank

US Bank National Association

Valic Retirement Services

Vanguard Group

Wachovia Capital Markets, LLC.

Wachovia Securities, LLC.

Wells Fargo Advisors LLC

Wells Fargo Bank and Its Affiliates

Wells Fargo Bank National Association

Wells Fargo Bank, N.A.

Wells Fargo Corporate Trust Services

Wells Fargo Investment, LLC.

Wilmington Trust Company

Zions First National Bank

Your Authorized Institution or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Institution or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and their service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Funds) only upon approval by the Funds’ Chief Compliance Officer, who must first determine that the Funds have a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; the Funds’ independent registered public accounting firm; the Funds’ custodian; the Funds’ legal counsel, Dechert LLP; the Funds’ financial printer, RR Donnelley; the Funds’ proxy voting service, ISS; and the Investment Company Institute. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Each Fund publishes on its website (http://www.goldmansachsfunds.com) a schedule of its portfolio holdings (and certain related information as required by Rule 2a-7) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Funds’ website for at least six months. Each Fund also publishes its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publication date. In addition, each Fund files more detailed portfolio holdings information with the SEC on Form N-MFP no later than five business days after the end of each month, which will be publicly available on the SEC’s website 60 days after the end of the month to which the information pertains. The Funds’ website will contain a link to an SEC website where each Fund’s most recent 12 months of publicly available information may be obtained. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550.

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of December 28, 2012, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Miscellaneous

As stated in the Prospectuses, the Trust may authorize authorized institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service, Shareholder Administration, Capital Administration or Select Plan described in the Prospectuses and the following sections. Certain service organizations or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit

The Funds participate in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended August 31, 2012, the Funds did not have any borrowings under the facility.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Authorized Institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether a Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of a Fund’s investment portfolio.

ADMINISTRATION PLANS

(Administration and Preferred Shares Only)

The Trust, on behalf of each applicable Fund, has adopted administration plans with respect to the Administration Shares (one administration plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one administration plan on behalf of the other Funds) (the “Administration Shares Plans”) and Preferred Shares (the “Preferred Plan,” and together with the Administration Shares Plans, the “Administration Plans”). The Administration Plans authorize Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.

Pursuant to the Administration Plans, the Trust, on behalf of each applicable Fund, enters into agreements with service organizations which purchase Administration Shares or Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own Administration Shares or Preferred Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Administration Shares, and (v) facilitate the inclusion of the Fund in accounts, products or services offered to customers by or through service organizations. In addition, with respect to Administration Shares, service organizations may agree to: (i) process, or assist in processing, dividend payments on behalf of customers, and (ii) perform other related services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.

As compensation for such services, the Trust on behalf of each Fund pays each service organization an administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Tax-Exempt California and Tax-Exempt New York Funds, 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of all other Funds, and 0.10% (on an annualized basis) of the average daily net assets of the Preferred Shares of each applicable Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Administration Shares and Preferred Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund under its applicable Administration Shares Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund	$5,565,518	$7,300,139	$9,139,393
Money Market Fund	946,991	1,650,304	3,087,592
Treasury Obligations Fund	4,031,067	4,057,045	5,651,514
Treasury Instruments Fund	3,536,707	3,407,987	3,175,907
Government Fund	5,506,775	5,305,303	6,376,766
Federal Fund	1,016,122	1,218,996	1,658,475
Tax-Free Fund	691,985	774,597	846,602
Tax-Exempt California Fund	238,253	243,027	311,350
Tax-Exempt New York Fund	226,983	194,348	275,188

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the fees to which it was entitled pursuant to the Administration Shares Plans. Had such fees been imposed, the following additional fees would have been incurred by each Fund:

Fund	2012*	2011**	2010***
Prime Obligations Fund	$3,177,384	$4,562,614	$5,259,240
Money Market Fund	318,450	757,209	1,659,122
Treasury Obligations Fund	4,030,487	3,933,385	5,099,386
Treasury Instruments Fund	3,536,707	3,407,987	3,147,194
Government Fund	4,982,696	4,479,776	4,507,125
Federal Fund	1,016,122	1,182,775	1,356,906
Tax-Free Fund	657,577	525,462	353,515

Tax-Exempt California Fund	238,253	243,027	311,350
Tax-Exempt New York Fund	226,983	194,347	275,188

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Administration Shares Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.11%, 0.17%, 0.00%, 0.00%, 0.02%, 0.00%, 0.01%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Administration Shares Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.09%, 0.14%, 0.00%, 0.00%, 0.04%, 0.01%, 0.08%, 0.00% and 0.00%, respectively.

***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the Administration Shares Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.11%, 0.12%, 0.02%, 0.00%, 0.07%, 0.05%, 0.15%, 0.00% and 0.00%, respectively.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each applicable Fund under the Preferred Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund	$294,657	$520,364	$863,876
Money Market Fund	44,681	101,011	59,052
Treasury Obligations Fund	125,607	161,132	282,945
Treasury Instruments Fund	181,002	253,322	290,021
Government Fund	709,638	807,418	795,138
Federal Fund	186,145	233,941	333,536
Tax-Free Fund	23,048	29,196	47,562

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the fees to which it was entitled pursuant to the Preferred Plan. Had such fees been imposed, the following additional fees would have been incurred by each applicable Fund:

Fund	2012*	2011**	2010 ***
Prime Obligations Fund	$20,943	$111,843	$168,487
Money Market Fund	1	2,328	0
Treasury Obligations Fund	125,554	147,588	218,117
Treasury Instruments Fund	181,002	253,322	283,979
Government Fund	547,486	499,631	250,571
Federal Fund	186,145	216,678	201,589
Tax-Free Fund	19,784	7,470	1,995

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Preferred Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.09%, 0.10%, 0.00%, 0.00%, 0.02%, 0.00% and 0.01%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Preferred Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.08%, 0.10%, 0.00%, 0.00%, 0.04%, 0.01% and 0.07%, respectively.

***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive all or a portion of the Preferred Plan fees, and the effective fee rates for this period for the Prime Obligations, Treasury Obligations, Treasury Instruments, Government and Federal Funds were 0.08%, 0.02%, 0.00%, 0.07% and 0.02%, respectively.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Administration Shares and Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares or Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares or Preferred Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Administration Plans and all Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on June 13, 2012. The Administration Plans and Service Agreements will remain in effect until June 30, 2013, and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding Administration Shares or Preferred Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding Administration Shares or Preferred Shares of the affected Funds on not more than sixty (60) days written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Funds and holders of Administration Shares and Preferred Shares of such Funds.

SERVICE PLANS AND SHAREHOLDER ADMINISTRATION PLANS

(Service Shares Only)

The Trust has adopted service plans and separate shareholder administrations plans on behalf of each Fund with respect to the Service Shares (one service plan and one shareholder administration plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one service plan and one shareholder administration plan on behalf of the other Funds) (the “Plans”). The Plans authorize the Funds to compensate service organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Plans, the Trust, on behalf of each Fund, enters into agreements with service organizations which purchase Service Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Funds; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

(ii) Shareholder administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the service organization’s customers; (b) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records of customers who beneficially own Service Shares; (c) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting, or assist in receiving and transmitting, funds representing the purchase price or redemption proceeds of such Service Shares; (e) processing dividend payments on behalf of customers; (f) facilitating the inclusion of Funds in accounts, products or services offered to customers by or through Service Organizations; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of applicable FINRA rules, or any successor rules thereto.

As compensation for such services, (i) the Trust, on behalf of each of the Tax-Exempt California and Tax-Exempt New York Funds, pays each service organization a service fee in an amount up to 0.25% (on an annualized basis) and a shareholder administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the Funds’ Service Shares attributable to or held in the name of such service organization for its customers; and (ii) the Trust, on behalf of each other Fund, pays each service organization a service fee in an amount up to 0.25% (on an annualized basis) and a shareholder administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Funds’ Service Shares attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund to service organizations pursuant to its applicable Service Plan and Shareholder Administration Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund	$3,875,888	$3,854,375	$4,104,521
Money Market Fund	257,681	914,241	1,570,100
Treasury Obligations Fund	5,587,097	5,908,356	4,698,586
Treasury Instruments Fund	1,568,529	1,463,888	1,139,643
Government Fund	2,105,4611	2,433,155	2,596,315
Federal Fund	3,074,023	3,608,146	3,935,743
Tax-Free Fund	143,298	186,272	317,986
Tax-Exempt California Fund	7	7	7
Tax-Exempt New York Fund	3	3	206

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Plans. Had such fees been imposed, the following additional fees would have been incurred by these Funds for the periods indicated:

Fund	2012*	2011**	2010 ***
Prime Obligations Fund	$3,030,985	$3,133,295	$3,241,718
Money Market Fund	173,324	672,434	1,216,467
Treasury Obligations Fund	5,586,701	5,818,812	4,471,543
Treasury Instruments Fund	1,568,529	1,463,888	1,135,511
Government Fund	2,011,213	2,269,435	2,226,979
Federal Fund	3,074,023	3,557,917	3,628,688
Tax-Free Fund	139,805	154,216	235,656
Tax-Exempt California Fund	7	7	7
Tax-Exempt New York Fund	3	3	52

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Free New York Funds were 0.11%, 0.16%, 0.00%, 0.00%, 0.02%, 0.00%, 0.01%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Free New York Funds were 0.09%, 0.13%, 0.00%, 0.00%, 0.03%, 0.01%, 0.09%, 0.00% and 0.00%, respectively.

***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive all or a portion of the Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free, Tax-Exempt California and Tax-Exempt New York Funds were 0.11%, 0.11%, 0.02%, 0.00%, 0.07%, 0.04%, 0.13%, 0.00% and 0.00%, respectively.

The Trust has adopted each Service Plan (but not each Shareholder Administration Plan) pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

During the fiscal year ended August 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution activities under the Service Plan for each Fund:

	Compensation to Dealers	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Prime Obligations Fund	$131,172	47,739	32,755	3,280	5,480	220,425
Money Market Fund	—	3,632	2,435	244	407	6,718
Treasury Obligations Fund	—	37,557	25,139	2,517	4,206	69,419
Treasury Instruments Fund	—	10,770	7,208	722	1,206	19,906
Government Fund	—	19,637	13,133	1,315	2,197	36,282
Federal Fund	—	28,161	18,796	1,882	3,145	51,983
Tax-Free Fund	3,954	3,788	2,516	252	421	10,931
Tax-Exempt California Fund	—	—	—	—	—	—
Tax-Exempt New York Fund	—	—	—	—	—	—

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Plans and the Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 13, 2012. The Plans and related Service Agreements will remain in effect until June 30, 2013. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Service Plans may not be amended (but the Shareholder Administration Plans may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Funds, and all material amendments of the Service Plans must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Funds on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as a Service Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the applicable Funds and holders of Service Shares of such Funds.

SELECT PLAN

(Select Shares Only)

The Trust, on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds, has adopted a select plan with respect to the Select Shares (the “Select Plan”) which authorizes the Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Funds, enters into agreements with service organizations that purchase Select Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own Select Shares, and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. As compensation for such services, the Trust on behalf of each Fund pays each service organization an administration fee in an amount up to 0.03% (on an annualized basis) of the average daily net assets of the Select Shares of each Fund, attributable to or held in the name of such service organization for its customers.

The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners’ service organizations.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund to service organizations pursuant to the Select Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund	$83,154	$41,787	$32,062
Money Market Fund	59,643	36,901	12,733
Treasury Obligations Fund	48,139	63,259	113,835
Treasury Instruments Fund	48,504	73,777	51,732
Government Fund	168,405	291,767	535,738
Federal Fund	24,452	28,381	42,686
Tax-Free Fund	23,632	16,236	25,422

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled under the Select Plan. Had such fees been imposed, the following additional fees would have been incurred by these Funds for the periods indicated:

Fund	2012*	2011**	2010***
Prime Obligations Fund	$—	$1,211	$3,241,718
Money Market Fund	—	1	1,216,467
Treasury Obligations Fund	48,083	50,382	4,471,543
Treasury Instruments Fund	48,504	73,777	1,135,511
Government Fund	60,815	85,756	2,226,979
Federal Fund	24,452	20,706	3,628,688
Tax-Free Fund	15,815	2,392	235,656

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive all or a portion of the Select Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.03%, 0.03%, 0.00%, 0.00%, 0.02%, 0.00% and 0.01%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive all or a portion of the Select Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.03%, 0.03%, 0.00%, 0.00%, 0.02%, 0.01% and 0.03%, respectively.

***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive all or a portion of the Select Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.03%, 0.03%, 0.02%, 0.00%, 0.03%, 0.02% and 0.03%, respectively.

Conflict of interest restrictions (including the ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Select Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Select Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on the Select Plan and Service Agreements on June 13, 2012. The Select Plan and Service Agreements will remain in effect until June 30, 2013. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Select Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding Select Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding Select Shares of the affected Funds on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The

Service Agreements shall terminate automatically if assigned. So long as the Select Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Funds and holders of Select Shares of such Funds.

CAPITAL ADMINISTRATION PLAN

(Capital Shares Only)

The Trust, on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds, has adopted a capital administration plan with respect to the Capital Shares (the “Capital Administration Plan”). The Capital Administration Plan authorizes the Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.

Pursuant to the Capital Administration Plan, the Trust, on behalf of such Funds, enters into agreements with service organizations which purchase Capital Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own Capital Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Capital Shares, and (v) facilitating the inclusion of the Funds in accounts, products or services offered to customers by or through the service organization, for example, retirement, asset allocation, bank trust, private banking, cash management or sweep accounts, programs or services.

As compensation for such services, the Trust on behalf of each Fund pays each service organization an administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the Capital Shares of each Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Capital Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund to service organizations pursuant to the Capital Administration Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund	$310,194	$405,789	$671,903
Money Market Fund	45,910	93,562	106,218
Treasury Obligations Fund	249,200	243,604	442,754
Treasury Instruments Fund	250,909	242,070	201,750
Government Fund	966,369	1,158,463	1,345,103
Federal Fund	98,173	136,856	187,621
Tax-Free Fund	15,316	12,065	140,522

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the administration fees to which it was entitled pursuant to the Capital Administration Plan. Had such fees been imposed, the following additional fees would have been incurred by each Fund:

Fund	2012*	2011**	2010***
Prime Obligations Fund	$80,957	$145,083	$229,957
Money Market Fund	1,266	14,379	30,515
Treasury Obligations Fund	249,124	229,855	371,651
Treasury Instruments Fund	250,909	242,070	200,226
Government Fund	814,289	886,944	681,673
Federal Fund	98,173	131,249	137,301
Tax-Free Fund	14,031	5,142	27,446

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive all or a portion of the Capital Administration Plan fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal, Government and

Tax-Free Funds during this period were 0.11%, 0.15%, 0.00%, 0.00%, 0.00%, 0.02% and 0.01%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive all or a portion of the Capital Administration Plan fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal, Government and Tax-Free Funds during this period were 0.10%, 0.13%, 0.00%, 0.00%, 0.01%, 0.04% and 0.08%, respectively.

***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive all or a portion of the Capital Administration Plan fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal, Government and Tax-Free Funds during this period were 0.10%, 0.11%, 0.02%, 0.00%, 0.04%, 0.07% and 0.12%, respectively.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Capital Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Capital Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Capital Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, initially voted to approve the Capital Administration Plan and Service Agreements at a meeting called for the purpose of voting on such Capital Administration Plan and Service Agreements on June 13, 2012. The Capital Administration Plan and Service Agreements will remain in effect until June 30, 2013 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Capital Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Capital Administration Plan may not be made, unless approved by the Trustees in the manner described above. The Capital Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding Capital Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding Capital Shares of the affected Funds on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Capital Administration Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Capital Administration Plan will benefit the Funds and holders of Capital Shares of such Funds.

SERVICE PLAN AND ADMINISTRATION PLAN

(Premier Shares Only)

The Trust has adopted a service plan and administration plan on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds with respect to the Premier Shares (as used in this section, the “Plans”). The Plans authorize the Funds to compensate service organizations for providing certain personal and account maintenance services and administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Plans, the Trust, on behalf of each Fund, enters into agreements with service organizations which purchase Premier Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

(ii) administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of all Premier Shares beneficially owned by customers; (b) establishing and maintaining individual accounts and records with respect to Premier Shares owned by each customer; (c) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Premier Shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of Premier

Shares; (e) providing services to customers intended to facilitate or improve their understanding of the benefits and risks of a Fund; (f) facilitating the inclusion of a Fund in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations; (g) facilitating electronic or computer trading and/or processing in a Fund or providing electronic, computer or other database information regarding a Fund to customers; (h) developing, maintaining and supporting systems necessary to support accounts for Premier Shares; and (i) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA Rules.

As compensation for such services, the Trust, on behalf of each Fund, pays each service organization a service fee in an amount up to 0.10% (on an annualized basis) and an administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Premier Shares of each Fund attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Premier Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund to service organizations pursuant to the Plans (prior to applicable waivers) were as follows:

Fund	2012	2011	2010*
Prime Obligations Fund	$4	$4	$1
Money Market Fund	55,429	1,860	1
Treasury Obligations Fund	419,190	456,600	30,505
Treasury Instruments Fund	1,447,536	1,485,301	84,349
Government Fund	17,162	4	1
Federal Fund	4,564,082	4,981,915	357,458
Tax-Free Fund	1,916,079	2,050,066	175,443

*	Premier Shares commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive all or a portion of the fees to which it was entitled pursuant to the Plans. Had such fees been imposed, the following additional fees would have been incurred by each Fund:

Fund	2012*	2011**	2010***
Prime Obligations Fund	$3	$3	$1
Money Market Fund	28,798	1,292	0
Treasury Obligations Fund	419,138	466,748	0
Treasury Instruments Fund	1,447,536	1,485,301	0
Government Fund	15,823	3	12
Federal Fund	4,564,082	4,880,137	8,962
Tax-Free Fund	1,843,594	1,576,176	114,702

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive all or a portion of the Plans’ fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds during this period were 0.00%, 0.17%, 0.00%, 0.00%, 0.03%, 0.00% and 0.01%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive all or a portion of the Plans’ fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds during this period were 0.05%, 0.11%, 0.00%, 0.00%, 0.04%, 0.01% and 0.08%, respectively.

***

Premier Shares commenced operations on May 14, 2010. During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive all or a portion of the Plans’ fees, and the effective fee rates for the Prime Obligations, Government, Federal and Tax-Free Funds during this period were 0.16%, 0.00%, 0.04% and 0.12%, respectively.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Premier Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Premier Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Premier Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 13, 2012. The Plans and related Service Agreements will remain in effect until June 30, 2013. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

Each Plan may not be amended to increase materially the amount of compensation payable for services and expenses described therein, and other material amendments to each Plan shall not be made, unless approved by the Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Premier Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Premier Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and holders of Premier Shares of such Funds.

DISTRIBUTION AND SERVICE PLANS

(Class B, Class C, Cash Management and Resource Shares Only)

Class B and Class C Distribution and Service Plans. As described in the Prospectus, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to Class B and Class C Shares of the Prime Obligations Fund (the “Distribution and Service Plans”). See “Shareholder Guide—Distribution and Service Fees and Services,” and “- Personal Account Maintenance Services and Fees for FST Class B and FST Class C Shares” in the Prospectus. The Distribution and Service Plans finance distribution and other services that are provided to investors in the Fund and enable the Fund to offer investors the choice of investing in either Class B (subject to the limitations described herein) or Class C Shares when investing in the Fund. In addition, the Distribution and Service Plans are intended to assist the Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.

The Distribution and Service Plans were most recently approved on June 13, 2012 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Distribution and Service Plans on behalf of the Prime Obligations Fund.

The compensation for distribution services payable under the Distribution and Service Plans to Goldman Sachs may not exceed 0.75% per annum of the average daily net assets attributable to Class B or Class C Shares of the Prime Obligations Fund. In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year.

Under the Distribution and Service Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to 0.25% (on an annualized basis) of the average daily net assets attributable to Class B or Class C Shares of the Prime Obligations Fund. This fee may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares of their accounts or similar services not otherwise provided on behalf of the Prime Obligations Fund. In connection with the sales of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and CDSC on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Institutions in respect of sales of Class B Shares. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to service organizations or other institutions for providing services in connection with the sale of Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing Class B Shares and Class C Shares. If such fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements.

The Distribution and Service Plans will remain in effect until June 30, 2013 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to the Prime Obligations Fund without approval of a majority of the outstanding Class B or Class C Shareholders, as applicable, of the Prime Obligations Fund, but may be amended without shareholder approval to increase the amount of non-distribution compensation. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Class B or Class C Shares, as applicable, of the Prime Obligations Fund. If the Distribution and Service Plans were terminated by the Trust’s Board of Trustees and no successor plan were adopted, the Prime Obligations Fund would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the Prime Obligations Fund and Class B and Class C shareholders.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the distribution and service fees contractually incurred by the Class B Shares and Class C Shares of the Prime Obligations Fund to Goldman Sachs (prior to applicable waivers) were as follows:

Prime Obligations Fund	2012	2011	2010*
Class B Shares	$63,089	$70,460	$5,725
Class C Shares	289,497	281,827	28,586

*	Class B and Class C Shares commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the distribution and service fees to which it was entitled pursuant to the Distribution and Service Plans. Had such fees been imposed, the following additional fees would have been incurred by the Class B Shares and Class C Shares of the Prime Obligations Fund:

Prime Obligations Fund	2012*	2011**	2010***
Class B Shares	$56,309	$63,843	$4,691
Class C Shares	258,160	255,797	23,448

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the distribution and service fees attributable to the Class B and Class C Shares of the Prime Obligations Fund, and the effective distribution and service fee rate for each of these classes during this fiscal period was 0.11%. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the distribution and service fees attributable to the Class B and Class C Shares of the Prime Obligations Fund, and the effective distribution and service fee rate for each of these classes during this fiscal period was 0.09%.

***

Class B and Class C Shares commenced operations on May 14, 2010. During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the distribution and service fees attributable to the Class B and Class C Shares of the Prime Obligations Fund, and the effective distribution and service fee rate for each of these classes during this fiscal period was 0.18%.

During the fiscal year ended August 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plans with respect to Class B and Class C Shares, respectively:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund—Class B Shares	$13	$798	$66	$57	$95	$1,528
Prime Obligations Fund—Class C Shares	0	1,214	1,098	110	184	2,606

Cash Management Shares and Resource Shares Distribution Plans and Service Plans. As described in the Prospectuses, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the Act with respect to Cash Management Shares (one distribution plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one distribution plan on behalf of the other Funds) and Resource Shares (on behalf of each Fund except Tax-Exempt California and Tax-Exempt New York Funds)(the “Distribution Plans”). The Trust has also adopted separate service plans with respect to Cash Management Shares (one service plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one service plan on behalf of the other Funds) and Resource Shares (on behalf of each Fund except Tax-Exempt California and Tax-Exempt New York Funds)(the “Service Plans” and together with the Distribution Plans, the “Plans”).

The Plans were most recently approved on June 13, 2012 on behalf of each applicable Fund by a majority vote of the Trust’s Board of Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Plans. The Plans will remain in effect until June 30, 2013 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees. None of the Distribution Plans may be amended to increase materially the amount to be spent for the services described therein as to a particular Fund without approval of a majority of the outstanding Cash Management Shareholders or Resource Shareholders (as applicable) of that Fund. All material amendments to the Plans must also be approved by the Board of Trustees of the Trust in the manner described above. The Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Cash Management Shares or Resource Shares (as applicable) of the applicable Fund. So long as the Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plans will benefit each Fund and its applicable class of Shareholders.

The compensation payable under the Cash Management Shares Distribution Plans may not exceed: (i) 0.50% per annum of the average daily net assets attributable to Cash Management Shares of the Tax-Exempt California and Tax-Exempt New York Funds, or (ii) 0.30% per annum of the average daily net assets attributable to Cash Management Shares of the other Funds. The compensation payable under the Resource Shares Distribution Plan may not exceed 0.15% per annum of the average daily net assets attributable to Resource Shares of the applicable Funds. Goldman Sachs has agreed to limit the amount of annual distribution fees payable by the Cash Management Shares of each of the Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of the Fund’s average daily net assets attributable to Cash Management Shares. This arrangement will remain in place through at least December 29, 2013, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Goldman Sachs may pay up to the entire amount of its fee under the Distribution Plans to service organizations or other institutions for providing services in connection with the sale of Cash Management Shares or Resource Shares (as applicable). To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing Cash Management Shares or Resource Shares (as applicable). If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

Each Distribution Plan is a compensation plan which provides for the payment of specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If each Distribution Plan were terminated by the Trust’s Board of Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund pursuant to the Cash Management Shares Distribution Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund*	$3	$3	$1
Money Market Fund*	3	3	1
Treasury Obligations Fund*	3	3	1
Treasury Instruments Fund*	3	3	1
Government Fund*	3	3	1
Federal Fund*	374,395	565,740	54,869
Tax-Free Fund*	3	3	1
Tax-Exempt California Fund	5	5	5
Tax-Exempt New York Fund	5	5	5

*	Cash Management Shares of this Fund commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Cash Management Shares Distribution Plans. Had such fees been imposed, the following additional fees would have been incurred by each Fund for the periods indicated:

Fund	2012*	2011**	2010***
Prime Obligations Fund****	$3	$3	$1
Money Market Fund****	3	3	1
Treasury Obligations Fund****	3	3	1
Treasury Instruments Fund****	3	3	1
Government Fund****	3	3	1
Federal Fund****	374,395	565,740	54,869
Tax-Free Fund****	3	3	1
Tax-Exempt California Fund	5	5	5
Tax-Exempt New York Fund	5	5	5

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Distribution Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Distribution Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds were 0.14%, 0.22%, 0.00%, 0.00%, 0.04%, 0.00%, 0.13%, 0.00% and 0.00%, respectively.

***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Distribution Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds were 0.17%, 0.30%, 0.01%, 0.00%, 0.12%, 0.04%, 0.22%, 0.00% and 0.00%, respectively.

****	Cash Management Shares of this Fund commenced operations on May 14, 2010.

During the fiscal year ended August 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Cash Management Shares Distribution Plan for each Fund:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund	$0	$0	$0	$0	$0	$0
Money Market Fund	0	0	0	0	0	0
Treasury Obligations Fund	0	0	0	0	0	0
Treasury Instruments Fund	0	0	0	0	0	0
Government Fund	0	0	0	0	0	0
Federal Fund	0	9,444	6,262	627	1,048	17,381
Tax-Free Fund	0	0	0	0	0	0
Tax-Exempt California Fund	0	0	0	0	0	0
Tax-Exempt New York Fund	0	0	0	0	0	0

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each applicable Fund pursuant to the Resource Shares Distribution Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010*
Prime Obligations Fund	$210,881	$212,524	$1,116
Money Market Fund	2	2	1
Treasury Obligations Fund	2	1	1
Treasury Instruments Fund	2	1	1
Government Fund	2	1	1
Federal Fund	2	2	1
Tax-Free Fund	44,635	25,797	138

*	Resource Shares commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Resource Shares Distribution Plan. Had such fees been imposed, the following additional fees would have been incurred by each Fund for the periods indicated:

Fund	2012*	2011**	2010***
Prime Obligations Fund	$57,659	$83,574	$848
Money Market Fund	2	2	1
Treasury Obligations Fund	2	2	1
Treasury Instruments Fund	2	2	1
Government Fund	2	2	1
Federal Fund	2	2	1
Tax-Free Fund	40,751	13,257	109

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Distribution Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.11%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Distribution Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.09%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.07%, respectively.

***

Resource Shares commenced operations on May 14, 2010. During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Distribution Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.15%, 0.00%, 0.00%, 0.00%, 0.12%, 0.04% and 0.22%, respectively.

During the fiscal year ended August 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Resource Shares Distribution Plan for each applicable Fund:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund	$131,159	$10,949	$7,263	$727	$1,215	$151,314
Money Market Fund	0	0	0	0	0	0
Treasury Obligations Fund	0	0	0	0	0	0
Treasury Instruments Fund	0	0	0	0	0	0
Government Fund	0	0	0	0	0	0
Federal Fund	0	0	0	0	0	0
Tax-Free Fund	3,954	2,170	1,440	144	241	7,950

Pursuant to the Service Plans, the Trust, on behalf of each applicable Fund, enters into agreements with service organizations which purchase Cash Management Shares or Resource Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Administration services, including: (a) acting, or arranging for another party to act, as recordholder and nominee of all Cash Management Shares or Resource Shares beneficially owned by customers; (b) establishing and maintaining individual accounts and records with respect to Cash Management Shares or Resource Shares owned by customers; (c) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Cash Management Shares or Resource Shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of such Cash Management Shares or Resource Shares; (e) providing services to customers intended to facilitate or improve their understanding of the benefits and risks of a Fund; (f) facilitating the inclusion of a Fund in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations; (g) facilitating electronic or computer trading and/or processing in a Fund or providing electronic, computer or other database information regarding a Fund to customers; (h) developing, maintaining and supporting systems necessary to support accounts for Cash Management Shares or Resource Shares; and (i) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA Rules.

(ii) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

As compensation for such services under each Service Plan, the Trust on behalf of each Fund pays each service organization a fee in an amount up to 0.50% (on an annual basis) of the average daily net assets of the Cash Management Shares or Resource Shares of each Fund attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The Trust, on behalf of a Fund, accrues payments made to a service organization pursuant to a Service Agreement daily. The Service Agreements shall terminate automatically if assigned. All inquiries of beneficial owners of Cash Management Shares or Resource Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each Fund pursuant to its applicable Cash Management Shares Service Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010
Prime Obligations Fund*	$5	$5	$2
Money Market Fund*	5	5	2
Treasury Obligations Fund*	5	5	2
Treasury Instruments Fund*	5	5	2
Government Fund*	5	5	2
Federal Fund*	623,992	942,901	91,448
Tax-Free Fund*	5	5	2
Tax-Exempt California Fund	5	5	5
Tax-Exempt New York Fund	5	5	5

*	Cash Management Shares of this Fund commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Cash Management Shares Service Plan. Had such fees been imposed, the following additional fees would have been incurred by each Fund for the periods indicated:

Fund	2012*	2011**	2010***
Prime Obligations Fund****	$5	$5	$1
Money Market Fund****	5	5	1
Treasury Obligations Fund****	5	5	1
Treasury Instruments Fund****	5	5	1
Government Fund****	5	5	1
Federal Fund****	623,992	926,960	48,224
Tax-Free Fund****	5	5	1
Tax-Exempt California Fund	5	5	5
Tax-Exempt New York Fund	5	5	5

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Service Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Service Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rates during this fiscal period for the Prime

Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds were 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.
***

During the fiscal year ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Service Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds were 0.01%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

****	Cash Management Shares of this Fund commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the fees contractually incurred by each applicable Fund pursuant to the Resource Shares Service Plan (prior to applicable waivers) were as follows:

Fund	2012	2011	2010*
Prime Obligations Fund	$702,938	$708,412	$3,719
Money Market Fund	5	5	2
Treasury Obligations Fund	5	5	2
Treasury Instruments Fund	5	5	2
Government Fund	5	5	2
Federal Fund	5	5	2
Tax-Free Fund	148,783	85,992	461

*	Resource Shares commenced operations on May 14, 2010.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Resource Shares Service Plan. Had such fees been imposed, the following additional fees would have been incurred by each Fund for the periods indicated:

Fund	2012*	2011**	2010***
Prime Obligations Fund	$702,938	$707,623	$2,685
Money Market Fund	5	4	2
Treasury Obligations Fund	5	5	2
Treasury Instruments Fund	5	5	2
Government Fund	5	5	2
Federal Fund	5	5	2
Tax-Free Fund	148,783	85,941	363

*

During the fiscal year ended August 31, 2012, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Service Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rate during this fiscal period for each of the Funds was 0.00%. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

**

During the fiscal year ended August 31, 2011, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Service Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.00%, 0.10%, 0.00%, 0.00%, 0.04%, 0.00% and 0.00%, respectively.

***

Resource Shares commenced operations on May 14, 2010. During the fiscal period ended August 31, 2010, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Service Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Funds were 0.02%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Cash Management Shares or Resource Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Cash Management Shares or Resource Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Cash Management Shares or Resource Shares on behalf of their customers may be required to register as dealers.

Principal Holders of Securities

As of November 30, 2012, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares.

Federal Fund

Share Class	Name/Address	Percentage of Class

Administration	The Oakmark Funds, c/o Harris Associates, Attn: Mutual Fund Operations, 2 N Lasalle Street, Chicago, IL 60602	16.84%

Administration	Amalgamated Bank of Chicago, 3rd Floor, 1 W Monroe Street, Chicago, IL 60603	11.98%

Administration	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	11.46%

Administration	Bank of America Distribution Trust, Rust Consulting Inc., 201 Lyndale Ave. S., Faribault, MN 55021	10.51%

Administration	SimTrust & Co., c/o Simmons First Trust Company, 501 S. Main St., Pine Bluff, AR 71601	8.16%

Administration	FireCo, Attn: Trust Operations, P.O. Box 26883, Oklahoma City, OK 73126	7.30%

Administration	First National Bank in Sioux Falls, Attn: Trust Operations, P.O. Box 5186, Sioux Falls, SD 57117	6.79%

Administration	Band & Co., c/o US Bank, Attn: ACM Dept., P.O. Box 1787, Milwaukee, WI, 53201	5.11%

Capital	Raymond James Trust NA, P.O. Box 14407, St. Petersburg, FL 33733	39.22%

Capital	Raymond James Charitable Endowment Fund, P.O. Box 14407, St. Petersburg, FL 33733	34.59%

Capital	Citibank NA, FBO KKR Financial CLO 2009-1 Ltd., 388 Greenwich St. Floor 14, New York, NY 10013	21.39%

Cash Management	Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303	100.00%

Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	52.21%

Preferred	Morgan Keegan Co., Inc., McKee Foods Corporation, P.O. Box 750, 10260 McKee Rd., Collegedale, TN 37315	42.80%

Preferred	BB&T Capital Markets, Gilbane Building Company, Attn: Richard Roy, 7 Jackson Walkway, Providence, RI 02903	12.93%

Preferred	Commerce Bank of Kansas City, NA, Mori & Co., Attn: Trust Operations, 911 Main St. Ste. 201, Kansas City, MO 64105	12.42%

Premier	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	100.00%

Resource	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Select	Apex Clearing Corporation, Attn: Cindy Hollon, 1700 Pacific Ave. Ste. 1400, Dallas, TX 75201	92.89%

Select	Commerce Bank of Kansas City, Leesa K. Jabara, Special Account, c/o Fran Jabara, P.O. Box 782050, Wichita, KS 67278	5.95%

Service	Amalgamated Bank of Chicago, 3rd Floor, 1 W. Monroe Street, Chicago, IL 60603	24.48%

Service	AMG National Trust Bank, Haws & Co., 6501 E. Belleview Ave. Ste. 400, Englewood, CO 80111	12.59%

Service	Cenco, Attn: AMG 7th Floor, c/o Compass Bank Ste. 703, 15 South 20th Street, Birmingham, AL 35233	7.45%

Service	MidAmerica National Bank, P.O. Box 1300, Macomb, IL 61455	6.43%

Government Fund

Share Class	Name/Address	Percentage of Class

Administration	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	46.94%

Administration	Amalgamated Bank of Chicago, 3rd Floor, 1 W. Monroe Street, Chicago, IL 60603	31.22%

Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	6.22%

Capital	Bank of New York – Brussels, BNY (OCS) Nominees Limited, Rue Montoyerstraat 46, Brussels B-1000 Belgium	20.62%

Capital	Goldman Sachs Execution & Clearing LP, FBO7JHL, 30 Hudson St. Fl. 5, Jersey City, NJ 07302	13.09%

Capital	Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303.	10.11%

Capital	Goldman Sachs Execution & Clearing LP, FBO7TDT, 30 Hudson St. Fl. 5, Jersey City, NJ 07302	9.22%

Capital	Citibank NA, ScotiaBank de Puerto Rico, 111 Wall St. Fl 15, New York, NY 10005	8.18%

Capital	Old Second National Bank of Aurora Trust, 37 S. River St., Aurora, IL 60506.	5.41%

Capital	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057.	5.17%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	17.61%

Institutional	Federal Deposit Insurance Corp., National Receivership Account, Attn: Manager Treasury Operations, 3501 Fairfax Dr. Rm. ES049, Arlington, VA 22201	10.89%

Preferred	Wells Fargo Securities LLC, Attn: Money Funds, Mail Code NC 0675 Bldg. 1B1, 1525 W. WT Harris Blvd., Charlotte, NC 28262	50.30%

Preferred	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	14.97%

Preferred	Band & Co., c/o US Bank, Attn: ACM Dept., P.O. Box 1787, Milwaukee, WI 53201	13.61%

Preferred	Maril & Co., FBO NG, First National Bank of Omaha, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	7.82%

Premier	Goldman Sachs & Co., 295 Chipeta Way, Floor 4 Salt Lake City, UT 84108	99.99%

Resource	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Select	Apex Clearing Corporation, Attn: Cindy Hollon, 1700 Pacific Ave. Ste. 1400, Dallas, TX 75201	47.56%

Select	Wells Fargo Securities LLC, Attn: Money Funds, Mail Code NC 0675 Bldg. 1B1, 1525 W. WT Harris Blvd., Charlotte, NC 28262	15.14%

Select	Merrill Lynch Pierce Fenner and Smith, Inc., 200 N. College St. 3rd Floor North, Charlotte, NC 28202	13.39%

Select	Agreliant Genetics LLC, Attn: Edward M. Germain, 1122 E. 169th St., Westfield, IN 46074	13.39%

Select	Belk, Inc., 2801 W. Tyvola Rd., Charlotte, NC 28217	6.70%

Service	Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303	50.76%

Service	Greatbanc Trust Company, SEI Private Trust Co., One Freedom Valley Dr., Oaks, PA 19456	9.05%

Service	Law Debenture Trust Co. of New York, LB Disputed Claims Reserve, 400 Madison Ave., Rm. 4D, New York, NY 10017	7.73%

Money Market Fund

Share Class	Name/Address	Percentage of Class

Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	24.86%

Administration	MidFirst Bank FSB, Attn: Kent Tarver, 11001 N. Rockwell Ave., Oklahoma City, OK 73162	9.86%

Administration	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	9.49%

Administration	First Tennessee Brokerage, Mari Trevelyan, 4286 Tutwiler Ave., Memphis, TN 38122	8.34%

Administration	First Tennessee Brokerage, Pamela Grafton, Daniel Grafton, 4007 Pintail CV, Oxford, MS 38655	7.46%

Administration	First Tennessee Brokerage, Mark S. Wilson, 1799 Cordova Rd., Germantown, TN 38138	7.43%

Administration	First Tennessee Brokerage, Angela C. Forehand, First Tennessee Bank, 6891 Summer Ave., Bartlett, TN 38133.	7.38%

Administration	Frontier Trust Company FBO, First National Bank of Nebraska, Inc. P.O. Box 10758, Fargo, ND 58106	6.54%

Administration	First Tennessee Brokerage, Charles Brooks, 1676 Hester Rd., Memphis, TN 38116.	5.79%

Administration	First Tennessee Brokerage, Georgia R. Moore, 7077 Wickshire CV W, Germantown, TN 38138	5.69%

Capital	Citibank NA, FBO Harvest Citicorp, 111 Wall St., Floor 15, New York, NY 10005	54.40%

Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302.	16.36%

Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302.	6.50%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	99.99%

Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	23.16%

Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	9.40%

Preferred	The Private Bank & Trust Company, Attn: Wealth Management, 70 W. Madison St. Ste. 800, Chicago, IL 60602	62.38%

Preferred	Quad City Bank & Trust Company, Cedar Rapids Bank and Trust Co., Attn: Cathy Loughead, 3551 7th St., Moline, IL 61265	11.48%

Preferred	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	9.55%

Premier	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	100.00%

Resource	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Select	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	31.11%

Select	SEI Trust Company, c/o Treasury Point, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456	13.66%

Select	JP Morgan Securities, Hunt Construction Group, 6720 N. Scottsdale Rd., Ste. 300, Scottsdale, AZ 85253	13.36%

Select	Wells Fargo Securities LLC, Attn: Money Funds, Mail Code NC 0675 Bldg 1B1, 1525 W. WT Harris Blvd., Charlotte, NC 28262	9.64%

Service	Dacotah Bank, Attn: Kevin Burckhard, P.O. Box 1210, Aberdeen, SD 57402	22.49%

Service	United Bank & Trust, P.O. Box 248, Tecumseh, MI 49286	16.53%

Service	TD Banknorth NA, Attn: Deposit Accounting, P.O. Box 1377, Lewiston, ME 04243	16.12%

Service	Bank of New York Mellon, Parker Management New York LLC, 118 W. 57th Street, New York, NY 10019	9.37%

Service	Wells Fargo Securities LLC, Attn: Money Funds, Mail Code NC 0675 Bldg 1B1,	6.26%

Money Market Fund

Share Class	Name/Address	Percentage of Class

	1525 W. WT Harris Blvd., Charlotte, NC 28262

Service	JP Morgan Chase TSLink Master Acct., Express Scripts, 1 Express Way, Mailstop HQ2N01, St. Louis, MO 63121	5.35%

Prime Obligations Fund

Share Class	Name/Address	Percentage of Class

Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	37.32%

Administration	Band & Co., c/o US Bank, Attn: ACM Dept., P.O. Box 1787, Milwaukee, WI 53201	13.25%

Administration	Amalgamated Bank of Chicago, 3rd Floor, 1 W Monroe Street, Chicago, IL 60603	7.50%

Administration	Maril & Co. FBO NG, First National Bank of Omaha, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	5.74%

Administration	Glenview Trust Company, Attn: Operations, 4969 US Highway 42, Ste. 2000, Louisville, KY 40222	5.61%

Administration	Associated Bank NA, c/o Associated Bank Green Bay, Attn: Trust Operations, P.O. Box 19006, Green Bay, WI 54307	5.57%

Class B	Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts., MO 63043	14.79%

Capital	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	64.46%

Capital	Maril & Co. FBO NG, First National Bank of Omaha, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	18.13%

Capital	Heritage Operating LP, c/o Amerigas Propane LP, Attn: Treasury Dept., P.O. Box 858, Valley Forge, PA 19482	7.27%

Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Fl. 5, Jersey City, NJ 07302	5.14%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	17.24%

Preferred	Cenco, Attn: AMG 7th Floor, c/o Compass Bank, Ste. 703, 15 South 20th Street, Birmingham, AL 35233	26.83%

Preferred	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	22.78%

Preferred	Bank of Oklahoma, Kaiser Francis Charitable Income Trust, 6733 S. Yale Ave., Tulsa, OK 74136	12.57%

Preferred	Deutsche Bank Trust Co, Berlin Station LLC, 1 Cate St., Ste. 100, Portsmouth, NH 03801	11.64%

Preferred	Maril & Co., c/o Marshall & Isley Trust Co., Attn: Mutual Funds, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	10.65%

Premier	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Resource	Pershing LLC (Compass), 1 Pershing Plz., Jersey City, NJ 07399	99.70%

Select	Apex Clearing Corp., Attn: Cindy Holon, 1700 Pacific Ave. Ste. 1400, Dallas, TX, 75201	52.06%

Select	CIT Railcar Funding Co., 1 CIR Drive MS 2108 A, Livingston, NJ 07039	13.09%

Select	SEI Trust Company, c/o Treasury Point, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456	11.64%

Service	Commerce Bank – Lenexa, Assemblies of God Loan Fund, Attn: Accounting Dept., 1661 N. Boonville Ave., Ste. G, Springfield, MO 65803	22.81%

Prime Obligations Fund

Share Class	Name/Address	Percentage of Class

Service	Commerce Bank – Lenexa, Assemblies of God, Financial Services Group, Attn: Accounting Dept., 1661 N. Boonville Ave., Ste. G, Springfield, MO 65803	14.47%

Service	CSC Trust Company of Delaware, 2711 Centerville Rd., Ste. 220, Wilmington, DE 198080	6.45%

Service	M&T Investments, Tice Co., c/o M&T Trust Co., P.O. Box 1377, Buffalo, NY 14240	5.17%

Service	RBC Trust Company (Delaware) Ltd., Bank 02 Cash Management, P.O. Box 15627, Wilmington, DE 19850	5.10%

Tax-Exempt California Fund

Share Class	Name/Address	Percentage of Class
Administration	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	100.00%
Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Institutional	National Financial Services LLC, FBO Our Customers, 200 Liberty St., Mutual Funds Floor 5, New York, NY 10281	98.69%
Service	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Tax-Exempt New York Fund

Share Class	Name/Address	Percentage of Class

Administration	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108.	99.98%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India.	100.00%

Institutional	HSBC Bank USA, Baytera & Co., c/o State Street Corp., 1200 Crown Colony Dr., Quincy, MA 02169	5.32%

Institutional	National Financial Services LLC, FBO Our Customers, 200 Liberty St., Mutual Funds Floor 5, New York, NY 10281	76.71%

Institutional	TIAA-CREF, SEI Trust Company, c/o TIAA-CREFF, Attn: Mutual Funds Administrator, 1 Freedom Valley Dr., Oaks, PA 19456	14.51%

Service	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Tax-Free Money Market Fund

Share Class	Name/Address	Percentage of Class

Administration	Maril & Co. FBO NG, First National Bank of Omaha, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	31.47%

Administration	Cenco, Compass Bank Sweep Coordinator, 701 32nd Street S., Birmingham, AL 35233	28.77%

Administration	Fulton Bank, Attn: VP Corp. Services, 1695 State Street, E. Petersburg, PA 17520	11.02%

Administration	Amalgamated Bank of Chicago, 3rd Floor, 1 W Monroe Street, Chicago, IL 60603	5.16%

Capital	Raymond James Trust NA, P.O. Box 14407, St. Petersburg, FL 33833	89.35%

Capital	First National Capital Markets Inc., Applied Underwriters Inc., P.O. Box 3646, Omaha, NE 68103	8.45%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	69.72%

Tax-Free Money Market Fund

Share Class	Name/Address	Percentage of Class

Preferred	Maril & Co. FBO NG, First National Bank of Omaha, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	17.42%

Preferred	Maril & Co. FBO NG, First National Bank of Omaha, 11270 W. Park Pl. Ste. 400, Milwaukee, WI 53224	17.05%

Preferred	Bank of Oklahoma NA, Strat Land Exploration Co., 15 E. 5th St., Ste. 2020, Tulsa, OK 74103	17.00%

Preferred	National Advisors TST Co. FSB, 8717 W. 110th St. Ste. 700, Overland Park, KS 66210	15.35%

Preferred	Bank of Oklahoma NA, Darden Resources Inc., 15 E. 5th St., Ste. 2020, Tulsa, OK 74103	12.12%

Preferred	Union Bank & Trust Company, UBATCO & Co., P.O. Box 82535, Lincoln, NE 68501	6.49%

Premier	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108.	100.00%

Resource	Pershing LLC (Compass), 1 Pershing Plz., Jersey City, NJ 07399	93.05%

Resource	Cenco, Compass Bank, Sweep Coordinator, 701 32nd Street S., Birmingham, AL 35233	6.95%

Select	MidFirst Bank, FSB, 11001 N. Rockwell Ave., Oklahoma City, OK 73162	99.50%

Service	American National Bank, P.O. Box 4477, Wichita Falls, TX 76308	28.02%

Service	Cenco, Attn: AMG 7th Floor, c/o Compass Bank, Ste. 703, 15 South 20th Street, Birmingham, AL 35233.	16.65%

Service	Cenco, Compass Bank, Sweep Coordinator, 701 32nd Street S., Birmingham, AL 35233	12.88%

Service	Fulton Bank of New Jersey, Attn: Cash Management, 100 Park Ave., P.O. Box 238, Woodbury, NJ 08096	10.16%

Service	Fulton Bank, Attn: Vice President Corp. Services, 1695 S. State St., E. Petersburg, PA 17520	9.03%

Service	Deutsche Bank Trust Co., Accenture Inc. General Escrow Fund, 161 N. Clark St., Chicago, IL 60601	6.30%

Treasury Instruments Fund

Share Class	Name/Address	Percentage of Class

Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	41.12%

Administration	BMO Harris Bank NA GS Investment, Sweep Acct. Holders Not in a Fiduciary Capacity, 111 W. Monroe St. Floor 9, Chicago, IL 60603	25.64%

Administration	First National Bank in Sioux Falls, Attn: Trust Operations, P.O. Box 5186, Sioux Falls, SD 57117	9.22%

Administration	Wilbranch & Co. Partnership, P.O. Box 2887, Wilson, NC 27894	5.78%

Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	49.64%

Capital	First National Capital Markets Inc., ASA Ethanol Holding LLC, c/o Milbank, 1 Chase Manhattan Plz., New York, NY 10005	36.78%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	20.63%

Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	10.70%

Institutional	Bank of New York – Brussels, Rue Montoyerstraat 46, Brussels B-1000, Belgium	9.26%

Preferred	Cenco, Attn: AMG 7th Floor, c/o Compass Bank Ste. 703, 15 South 20th Street, Birmingham, AL 35233	43.43%

Treasury Instruments Fund

Share Class	Name/Address	Percentage of Class

Preferred	Cenco, Mary Kay Corp., 16251 Dallas Pkwy., Addison, TX 75001	14.41%

Preferred	Deutsche Bank Trust Co., Americas New Heritage One Source, California Newco, 60 Wall St., New York, NY 10005	9.40%

Preferred	BMO Harris Bank NA, Hecla Mining Co., 6500 N. Mineral Dr. Ste. 200, Coeur D’Alene, ID 83815	7.14%

Preferred	Deutsche Bank Trust Co., Hillenbrand Inc., Rotex Holdings Escrow, 1 Batesville Blvd., Batseville, IN 47006	6.89%

Preferred	Cenco, Southwire Company, Attn: Corporate Accounting, 1 Southwire Dr., Carrollton, GA 30119	6.26%

Premier	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	93.39%

Premier	Citibank NA, GBO ACOLD 2011-SNA Collection AC, 388 Greenwich St. Floor 14, New York, NY 10013	5.43%

Resource	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100%

Select	Fifth Third Securities, Express LLC, One Limited Pkwy., Columbus, OK 43230	72.84%

Select	Apex Clearing Corp., Attn: Cindy Holon, 1700 Pacific Ave. Ste. 1400, Dallas, TX, 75201	22.12%

Service	Signature Bank, MMF Settlement, 565 5th Ave., Floor 12, New York, NY 10017	59.30%

Service	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	19.03%

Service	Cenco, Attn: AMG 7th Floor, c/o Compass Bank Ste. 703, 15 South 20th Street, Birmingham, AL 35233	15.19%

Treasury Obligations Fund

Share Class	Name/Address	Percentage of Class

Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	13.36%

Administration	BancFirst Trust, FireCo., Attn: Trust Operations, P.O. Box 26883, Oklahoma City, OK 73126	9.70%

Administration	Amalgamated Bank of Chicago, 3rd Floor, 1 W Monroe Street, Chicago, IL 60603	9.68%

Administration	Greatbanc Trust Co., SEI Private Trust Co., Commissionable, 1 Freedom Valley Dr., Oaks, PA 19456	9.59%

Administration	Fulton Bank, The Fulton Company, P.O. Box 3215, Lancaster, PA 17604	7.77%

Administration	Computershare Trust Company NA, CTC FBO Glaxcosmith Kline, Stiefel Labs Escrow, 250 Royall St., Canton, MA 02021	6.34%

Administration	Bank of New York – Brussels, Rue Montoyerstraat 46, Brussels B-1000, Belgium	5.33%

Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	20.60%

Capital	Goldman Sachs Execution & Clearing LP, 200 West St. Floor 2, New York, NY 10282	20.47%

Capital	Wilbranch & Co. Partnership, P.O. Box 2887, Wilson, NC 27894	17.51%

Capital	The Private Bank & Trust Co., 70 W. Madison St., Ste. 900, Chicago, IL 60602	11.98%

Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	7.23%

Cash Management	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Institutional	HSBC Bank USA, Baytera & Co., c/o State Street Corp., 1200 Crown Colony Dr., Quincy, MA 02169	21.18%

Treasury Obligations Fund

Share Class	Name/Address	Percentage of Class

Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	14.14%

Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	7.10%

Institutional	Merrill Lynch Pierce Fenner and Smith, Inc., 200 N. College St. 3rd Floor North, Charlotte, NC 28202	5.30%

Preferred	Morgan Keegan Co., Inc., McKee Foods Finance Inc., P.O. Box 2118, Collegedale, TN 37315	26.38%

Preferred	Union Bank & Trust Co., Industricorp & Co., 312 Central Ave. SE Ste. 508, Minneapolis, MN 55414	20.25%

Preferred	Commerce Bank of Kansas City, Teal Assurance Company, Attn: Treasury P6C5, 11401 Lamar Ave., Overland Park, KS 66211	9.17%

Preferred	Deutsche Bank Trust Co., Propulsid Resolution Program Settlement Fund, 830 O’Keefe Ave., New Orleans, LA 70113	9.10%

Preferred	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	6.29%

Preferred	American National Bank, Attn: Paula Walmer, P.O. Box 4477, Wichita Falls, TX 76308	5.30%

Premier	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	100.00%

Resource	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Select	Band & Co. Institutional Trust, Capinco, c/o US Bank, P.O. Box 1787, Milwaukee, WI 53201	38.14%

Select	Apex Clearing Corporation, Attn: Cindy Hollon, 1700 Pacific Ave. Ste. 1400, Dallas, TX 75201	37.94%

Select	Bank of Oklahoma, Texas Oncology PA, Attn: Michael Vogel, 12221 Merit Dr., Ste. 500, Dallas, TX 75251	12.22%

Select	Bank of Oklahoma, NABank & Co., Attn: Brian Dugan Trust Securities, P.O. Box 2180, Tulsa, OK 74101	7.77%

Service	Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303	30.86%

Service	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	29.39%

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

1-A

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

2-A

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

3-A

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

4-A

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

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“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

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Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

Effective: March 2013

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 1-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Proxy Contests and Access	page 6-B
5.	Shareholder Rights and Defenses	page 8-B
6.	Mergers and Corporate Restructurings	page 9-B
7.	State of Incorporation	page 9-B
8.	Capital Structure	page 9-B
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 10-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 11-B
2.	Board of Directors	page 13-B
3.	Compensation	page 15-B
4.	Board Structure	page 15-B
5.	Capital Structure	page 16-B
6.	Mergers and Corporate Restructurings & Other	page 17-B
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 18-B

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

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•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

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•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance

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relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

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•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices; or

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive executive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Depth of disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contribution;

•	Company matching contribution; and

•	Presence of a discount on the stock price on the date of purchase.

5-B

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

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•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

7-B

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access.

GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%); and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and

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any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

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9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

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Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

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Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

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Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

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•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

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5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

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Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

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Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

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APPENDIX C

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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